PART I - THE SCHEDULE                       SECTION A - SOLICITATION/CONTRACT FORM
SOLICITATION, OFFER, AND AWARD                  1. THIS CONTRACT IS A RATED                 RATING          PAGE OF PAGES
                                                   ORDER UNDER DPAS (15CFR350)              DO-A3           1   /    84
-----------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT NO.            3. SOLICITATION #    4. TYPE OF SOLICITATION                    5.  DATE        6.  REQ/PURCHASE
                                                                                            ISSUED
N62678-97-D-0001.           N62678-97-R-1046     (   ) SEALED BID (1FB)                     97 MAY 23       REQN# N62678-7105-c250
                                                 (   ) NEGOTIATED (RFP)
-----------------------------------------------------------------------------------------------------------------------------------
7. ISSUED BY                  CODE          N62678                 8.   ADDRESS OFFER TO:                   (If other than Item 7)

SUPERVISOR OF SHIPBUILDING, C&R, USN
NORFOLK NAVAL SHIPYARD, BLDG. 15, 2ND FLOOR
PORTSMOUTH, VA   23705-0215
-----------------------------------------------------------------------------------------------------------------------------------
NOTE: In sealed bid solicitations offer" and "offeror" mean "bid" and "bidder"
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   SOLICITATION
-----------------------------------------------------------------------------------------------------------------------------------
9. Sealed offers in original and 1 signed copy for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if hand carried, in the depository located in Block 8 until 2:00 PM Eastern, 11:00 AM, 24 July 1997.

CAUTION:  LATE  Submissions,  Modifications,  and  Withdrawals:  See Section L, Provision No. 52.214-7 or 51.215-10.  All offers are subject to all terms and conditions contained in this solicitation.
-----------------------------------------------------------------------------------------------------------------------------------
10.  FOR INFORMATION                            A. NAME                         B. TELEPHONE NO.  (Include area code) NO COLLECT
    CALL                                        P. TARR                            CALLS       (757) 396-5041 EXT. 456
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                                                        II. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
X'd       SEC.     DESCRIPTION                                     PAGES     X'd   SEC     DESCRIPTION                   PAGES
-----------------------------------------------------------------------------------------------------------------------------------
                       PART 1 - THE SCHEDULE                                                  PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
   X         A     SOLICITATION / CONTRACT FORM                    1        X       1       CONTRACT CLAUSES               52-61
-----------------------------------------------------------------------------------------------------------------------------------
   X         B     SUPPLIES OR SERVICES & PRICES/COST              2-27     PART III - LIST OF DOCUMENTS, EXHIBITS, & OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------------
   X         C     DESCRIPTIONS/SPECS/WORK STATEMENT               28-41    X       J       LIST OF ATTACHMENTS            62-63
-----------------------------------------------------------------------------------------------------------------------------------
   X         D     PACKAGING AND MARKING                                                  PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   X         E     INSPECTION AND ACCEPTANCE                       42-43    X       R       REPRESENTATIONS,               64-73
                                                                                            CERTIFICATIONS & OTHER
                                                                                            STATEMENTS OF
                                                                                            OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
   X         F     DELIVERIES OR PERFORMANCE                       44-45    X       L       INSTS. CONDS., & NOTICES       74-82
                                                                                            TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
   X         G     CONTRACT ADMINISTRATION DATA                    46-47    X       M       EVALUATION FACTORS             783-84
                                                                                            FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
   X         H     SPECIAL CONTRACT REQUIREMENTS                   48-51
-----------------------------------------------------------------------------------------------------------------------------------
                                             OFFER (Must be fully completed by offeror)
-----------------------------------------------------------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16.  Minimum Bid Acceptance Period.
-----------------------------------------------------------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within Calendar days (60 days unless a different period is  inserted by the  offeror)  from the date for receipt of offers  specified  above,  to furnish any or all items upon which prices are offered at the price set opposite  each item,  delivered at the  designated  point(s),  within the time  specified in the schedule.
-----------------------------------------------------------------------------------------------------------------------------------
13.  DISCOUNT FOR PROMPT  PAYMENT            10 Calendar Days      20 Calendar Days    30 Calendar Days       40 Calendar Days
                                                     0%                 0%                     0%                     0%
See Section I, Clause No. 52.232-61
-----------------------------------------------------------------------------------------------------------------------------------
14. ACKNOWLEDGEMENT OF                             AMENDMENT NO.      DATE       AMENDMENT NO.        DATE
      AMENDMENTS
(The offeror acknowledges receipt of amendments       One (1)        6-17-97         Four (4)         7-27-97
to the SOLICITATION for offers and related            Two (2)        6-19-97         Five (5)         7-31-97
documents numberd and dated:)                        Three (3)       7-18-97         Six (6)          8-1-97
-----------------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND        CAGE CODE                  FACILITY         16.      NAME AND TITLE OF PERSON AUTHORIZED TO
      ADDRESS OF                                                           SIGN SIGN OFFER (Type of Print)
      OFFEROR         H.E.R.C. PRODUCTS, INC.
                        33 40 Elmhurd Lane
                      Portsmouth, VA   23701                               Patrick E. Lien
                                                                           Regional Director
                      DUNS NO:
                      TIN NO:           86-05704599
-----------------------------------------------------------------------------------------------------------------------------------
16B.  TELEPHONE #                    15C.   CHECK IF REMITTANCE ADDRESS IS      17.      SIGNATURE             18.  OFFER DATE
   (Include Area Code)               DIFFERENT FROM ABOVE, ENTER SUCH                    /s/ Patrick E. Lien      Aug. 8, 1997
      (757) 488-3570                 ADDRESS IN SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                                AWARD (To be completed by Government)
-----------------------------------------------------------------------------------------------------------------------------------
19.      ACCEPTED AS TO ITEMS NUMBERED      20.      AMOUNT              21.      ACCOUNTING AND APPROPRIATION:

                                                     $ 74,967.20         AA1771804.60BA 000 62678 A 068732 2D 05C250
                                                                         Doc# N626787105C250 (AMT AWARDED $74,967.20)
-----------------------------------------------------------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION               23. SUBMIT INVOICES TO ADDRESS        ITEM
                                                                               SHOWN IN (4 copies unless otherwise (specified)
  (      ) 10 U.S.C. 2304(c) (                 ) (      ) 41 U.S.C. 253(c)      SEE BACK OF FORM
-----------------------------------------------------------------------------------------------------------------------------------
24.      ADMINISTERED BY (if other than item 7)      CODE                 25.      PAYMENT WILL BE MADE BY            CODE
                                                                                   DIRECTOR, DFAS
                                                                                   DAO CLEVELAND CENTER
                                                                                   9712 VIRGINIA AVENUE
                                                                                   NORFOLK, VA   2351--3297
26.      NAME OF CONTRACTING OFFICER   (Type or print)                    27.      UNITED STATES OF AMERICA     28.  AWARD DATE
                                                                                                                       4/5/97
                                    Richard W. Ydoyaga
                                    Contracting Offier
                                                                                            (Signature of Contracting
                                                                                            Officer)
              Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
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                                                               33-133
-----------------------------------------------------------------------------------------------------------------------------------

                                 BEST AND FINAL
                                                                    Page 2 of 84
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                               ESTIMATED                                           ESTIMATED
                                                               ---------                                           ---------
                                                               QUANTITY            U/I       UNIT PRICE            TOTAL PRICE
                                                               --------            ---       ----------            -----------
LOT I - FIRST YEAR EFFORT (BASE YEAR)
-------------------------------------

                REQN# N62678-7105-C250
1001            SET UP EQUIPMENT AND CHEMICALLY
                CLEAN SEWAGE PIPING.

1001AA          PREPARE AND INSTALL TEMPORARY
                WASTE WATER SYSTEM TO CHT
                (Collection, Holding and
                Transfer) CONNECTION ON THE
                PIER PER ZONE                                  100                 EA.       $304.00               $247,338.00
                                                                                             ----------            -----------

1001AB          PREPARE AND INSTALL TEMPORARY
                FRESH WATER SYSTEM WITH BACK
                FLOW PREVENTER TO CONNECTION ON
                THE PIER PER ZONE.                             100                 EA.       $27.00                $2,700.00
                                                                                             ----------            -----------

1001AC          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM
                LEAK TEST, CHEMICALLY CLEAN,
                FRESH WATER FLUSH AND
                NEUTRALIZE. RECONNECT PER ZONE
                FOR THE FOLLOWING CLASS
                VESSELS: CGN, LST,                             4                   EA.       $13,258.00            $53,032.00
                                                                                             ----------            -----------

1001AD          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM
                LEAK TEST, CHEMICALLY CLEAN,
                FRESH WATER FLUSH AND
                NEUTRALIZE. RECONNECT PER ZONE
                FOR THE FOLLOWING CLASS
                VESSELS: DD, DDG                               8                   EA.       $13,015.00            $104,120.00
                                                                                             ----------            -----------

1001AE          SET UP EQUIPMENT, ISOLATE
                SYSTEM WITH NECESSARY TEMPORARY
                FITTINGS, PERFORM LEAK TEST,
                CHEMICALLY CLEAN, FRESH WATER
                FLUSH AND NEUTRALIZE. RECONNECT
                PER ZONE FOR THE FOLLOWING
                CLASS VESSELS: LSD, SPD, CG,
                LCC, AE                                        12                  EA.       $13,015.00            $156,180.00
                                                                                             ----------            -----------

                                 BEST AND FINAL
                                                                    Page 3 of 84

                                                             ESTIMATED                                           ESTIMATED
                                                             ---------                                           ---------
                                                             QUANTITY            U/I       UNIT PRICE            TOTAL PRICE
                                                             --------            ---       ----------            -----------
LOT I - FIRST YEAR EFFORT (BASE YEAR)(continued)
------------------------------------------------

1001AF          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM
                LEAK TEST, CHEMICALLY CLEAN,
                FRESH WATER FLUSH AND
                NEUTRALIZE. RECONNECT PER ZONE
                FOR THE FOLLOWING CLASS
                VESSELS: ARS, MHC, CVN                       18                  EA.       $13,015.00            $234,270.00
                                                                                           ----------            -----------

1001AG          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM
                LEAK TEST, CHEMICALLY CLEAN,
                FRESH WATER FLUSH AND
                NEUTRALIZE. RECONNECT PER ZONE
                FOR THE FOLLOWING CLASS
                VESSELS: LPH, AS                             4                   EA.       $22,315.00            $89,260.00
                                                                                           ----------            -----------

1001AH          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM
                LEAK TEST, CHEMICALLY CLEAN,
                FRESH WATER FLUSH AND
                NEUTRALIZE. RECONNECT PER ZONE
                FOR THE FOLLOWING CLASS
                VESSELS: PC, MCM, MSO, LHA, AND
                OTHER COMPATIBLE MILITARY
                VESSELS                                      22                  EA.       $11,150.00            $245,300.00
                                                                                           ----------            -----------

1001AJ          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM
                LEAK TEST, CHEMICALLY CLEAN,
                FRESH WATER FLUSH AND
                NEUTRALIZE. RECONNECT PER ZONE
                FOR THE FOLLOWING CLASS
                VESSELS: YTB AND MINOR
                AUXILIARY CRAFT                              4                   EA.       $14,085.00            $56,340.00
                                                                                           ----------            -----------

1001AK          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM
                LEAK TEST, CHEMICALLY CLEAN,
                FRESH WATER FLUSH AND
                NEUTRALIZE. RECONNECT PER ZONE
                FOR THE FOLLOWING CLASS
                VESSELS: AO, CV, INCLUDING USS
                ENTERPRISE                                   9                   EA.       $14,095.00            $126,765.00
                                                                                           ----------            -----------

                                 BEST AND FINAL

                                                             ESTIMATED                                           ESTIMATED
                                                             ---------                                           ---------
                                                             QUANTITY            U/I       UNIT PRICE            TOTAL PRICE
                                                             --------            ---       ----------            -----------
LOT I - FIRST YEAR EFFORT (BASE YEAR)(continued)
------------------------------------------------
1001AL          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM LEAK
                TEST, CHEMICALLY CLEAN, FRESH
                WATER FLUSH AND NEUTRALIZE.
                RECONNECT PER ZONE FOR THE
                FOLLOWING CLASS VESSELS: SSN,
                SSBN, AFDM                                        2                    EA.       $13,853.00            $27,706.00
                                                                                                 ----------            -----------

1001AM          SET UP EQUIPMENT, ISOLATE
 "C"            SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM LEAK
                TEST, CHEMICALLY CLEAN, FRESH
                WATER FLUSH AND NEUTRALIZE.
                RECONNECT PER ZONE FOR THE
                FOLLOWING CLASS VESSELS: AOE,
                (SACRAMENTO CLASS) ZONES I, II,
                AND III                                           3                    EA.       $14,085.00            $42,255.00
                                                                                                 ----------            -----------

1001AN          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM LEAK
                TEST, CHEMICALLY CLEAN, FRESH
                WATER FLUSH AND NEUTRALIZE.
                RECONNECT PER ZONE FOR THE
                FOLLOWING CLASS VESSELS: FFG,
                AND OTHER COMPATIBLE MILITARY
                VESSELS                                           2                    EA.       $14,085.00            $28,170.00
                                                                                                 ----------            -----------

1001AP          SET UP EQUIPMENT, ISOLATE
                SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM LEAK
                TEST, CHEMICALLY CLEAN, FRESH
                WATER FLUSH AND NEUTRALIZE.
                RECONNECT PER ZONE FOR THE
                FOLLOWING CLASS VESSELS: LHD                      4                    EA.       $14,085.00            $56,340.00
                                                                                                 ----------            -----------

1001AQ          PERFORM FIBER OPTIC BAROSCOPE
                INSPECTION FOR ALL CLASS SHIPS,
                BEFORE AND AFTER CHEMICAL
                CLEANING, PR ZONE.                                200                  EA.       $486.00               $97,200.00
                                                                                                 ----------            -----------

1001AR          SET UP EQUIPMENT, ISOLATE
 "C"            SYSTEM, CONNECT WITH NECESSARY
                TEMPORARY FITTINGS, PERFORM LEAK
                TEST, CHEMICALLY CLEAN, FRESH
                WATER FLUSH AND NEUTRALIZE.
                RECONNECT PER ZONE FOR THE
                FOLLOWING CLASS VESSELS: AOE
                (SACRAMENTO CLASS)IV                              1                    EA.       $14,085.00            $14,085.00
                                                                                                 ----------            -----------

                                 BEST AND FINAL
                                                                    Page 5 of 84

                                                             ESTIMATED                                           ESTIMATED
                                                             ---------                                           ---------
                                                             QUANTITY            U/I       UNIT PRICE            TOTAL PRICE
                                                             --------            ---       ----------            -----------
LOT I - FIRST YEAR EFFORT (BASE YEAR)(continued)
------------------------------------------------

1001AS            SET UP EQUIPMENT, ISOLATE
"C"               SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: AOE, (SUPPLY CLASS)
                  ZONE I                                           1                   EA.       $14,085.00            $14,085.00
                                                                                                 ----------            -----------

1001AT            SET UP EQUIPMENT, ISOLATE
"C"               SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: AOE (SUPPLY CLASS)ZONE
                  II                                               1                   EA.       $14,085.00            $14,085.00
                                                                                                 ----------            -----------

1002              REPLACE FOLLOWING MATERIALS AND
                  RESTORE SYSTEM TO NORMAL
                  OPERATION.

1002AA            WATER CLOSET RUBBER BOOT AND
                  CLAMPS                                           800                 EA.       $4.99                 $3,992.00
                                                                                                 ----------            -----------

1002AB            URINAL HOSES AND CLAMPS                          400                 EA.       $3.80                 $1,520.00
                                                                                                 ----------            -----------

1003              PROVIDE PORTABLE CHEMICAL
                  TOILETS FOR DURATION OF
                  DELIVERY ORDER INCLUDING
                  SERVICING UP TO(2)TIMES PER
                  WEEK FOR THE FOLLOWING CLASS
                  SHIPS:

1003AA            ARS & FFG - 4 TOILETS                            5                   EA.       $286.00               $1,430.00
                                                                                                 ----------            -----------

1003AB            AO & AOE - 8 TOILETS                             2                   EA.       $572.00               $1,144.00
                                                                                                 ----------            -----------

1003AC            MINOR/AUXILIARY SERVICE CRAFT -
                  2 TOILETS                                        5                   EA.       $143.00               $715.00
                                                                                                 ----------            -----------

                                 BEST AND FINAL
                                                                    Page 6 of 84

                                                             ESTIMATED                                           ESTIMATED
                                                             ---------                                           ---------
                                                             QUANTITY            U/I       UNIT PRICE            TOTAL PRICE
                                                             --------            ---       ----------            -----------

LOT I - FIRST YEAR EFFORT (BASE YEAR)(continued)
------------------------------------------------
1004              PIPING REPAIRS

1004AA            PIPEFITTER                                    750                HRS       $27.50                $20,625.00
                                                                                             ----------            -----------
1004AB            BRAZER/WELDER                                 750                HRS       $27.50                $20,625.00
                                                                                             ----------            -----------
1004AC            GAS FREE CERTIFICATION                         75                EA.       $125.00               $9,375.00
                                                                                             ----------            -----------

1004AD            GAS FREE MAINTENANCE                          150                EA.        $27.50           $4,125.00
                                                                                              ----------       -----------

1004AD            MATERIAL                                                         NTE                         $15,000.00
                                                                                                               -----------

1004AF            MATERIAL G & A /HANDLING   10   %                                                            $1,500.00
                                           -------                                                             -----------

1005              ORDERING ADDITIONAL WORK/
                  UNDISCLOSED WORK (SECTION C.8)

1005AA            STRAIGHT TIME                                 200                HRS.       $27.50           $5,500.00
                                                                                              ----------       -----------

1005AB            MATERIAL                                                         NTE                         $5,000.00
                                                                                                               -----------

1005AC            MATERIAL G & A /HANDLING   10   %                                                            $500.00
                                           -------                                                             -----------

1006              TRAVEL (GOVERNMENT DIRECTED TDY
                  IN SUPPORT OF LOT I                           1                  LOT                         $16,000.00
                                                                                                               -----------

1007              CONTRACT DATA REQUIREMENTS
                  (DD FORM 1423, Exhibit A)                     1                  LOT        NSP              NSP

TOTAL ESTIMATE LOT I......................................................................... $1,499,344.00
                                                                                              -------------

                                 BEST AND FINAL
                                                                    Page 7 of 84

                                                                 ESTIMATED                                            ESTIMATED
                                                                 QUANTITY            U/I       UNIT PRICE             TOTAL PRICE
                                                                 --------            ---       ----------             -----------

LOT II - SECOND YEAR EFFORT (FIRST OPTION)
------------------------------------------
                  REQN# N62678-7105-C250

2001              SET UP EQUIPMENT AND
                  CHEMICALLY
                  CLEAN SEWAGE PIPING.

2001AA            PREPARE AND INSTALL TEMPORARY
                  WASTE WATER SYSTEM TO CHT
                  (Collection, Holding, and
                  Transfer) CONNECTION ON THE
                  PIER PER ZONE                                  100                 EA.       $311.00                $31,100.00
                                                                                               ----------             -----------

2001AB            PREPARE AND INSTALL TEMPORARY
                  FRESH WATER SYSTEM WITH BACK
                  FLOW PREVENTER TO CONNECTION
                  ON THE PIER PER ZONE                           100                 EA.       $28.00                 $2,800.00
                                                                                               ----------             -----------

2001AC            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: CGN, LST,                             4                   EA.       $13,590.00             $54,360.00
                                                                                               ----------             -----------

2001AD            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: DD, DDG                               8                   EA.       $13,340.00             $106,720.00
                                                                                               ----------             -----------

2001AE            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: LSD, LPD, CG, LCC, AE                 12                  EA.       $13,340.00             $160,080.00
                                                                                               ----------             -----------

2001AF            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: ARS, MHC, CVN                         18                  EA.       $13,340.00             $240,120.00
                                                                                               ----------             -----------

                                 BEST AND FINAL
                                                                    Page 8 of 84

                                                                 ESTIMATED                                            ESTIMATED
                                                                 QUANTITY            U/I       UNIT PRICE             TOTAL PRICE
                                                                 --------            ---       ----------             -----------

LOT II -SECOND YEAR EFFORT(FIRST OPTION)(Continued)
---------------------------------------------------
2001AG            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: LPH, AS                               4                   EA.       $22,872.00             $91,488.00
                                                                                               ----------             -----------

2001AH            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: PC, MCM, MSO, LHA,
                  AND OTHER COMPATIBLE MILITARY
                  VESSELS                                        22                  EA.       $11,428.00             $251,416.00
                                                                                               ----------             -----------

2001AJ            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: YTB, AND MINOR
                  AUXILIARY CRAFT                                4                   EA.       $14,437.00             $57,748.00
                                                                                               ----------             -----------

2001AK            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: AO, CV, INCLUDING USS
                  ENTERPRISE                                     9                   EA.       $14,437.00             $129,933.00
                                                                                               ----------             -----------

2001AL            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: SSN, SSBN, AFDM                       2                   EA.       $14,199.00             $28,398.00
                                                                                               ----------             -----------

                                 BEST AND FINAL
                                                                    Page 9 of 84

                                                                                                                       ESTIMATED
                                                                   ESTIMATED                                           TOTAL
                                                                   QUANTITY            U/I       UNIT PRICE            PRICE
                                                                   --------            ---       ----------            -----
LOT II -SECOND YEAR EFFORT(FIRST OPTION)(Continued)
---------------------------------------------------
2001AM            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: AOE, (SACRAMENTO
                  CLASS) ZONES I, II, AND III                      3                   EA.       $14,437.00            $43,311.00
                                                                                                 ----------            -----------

2001AN            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: FFG AND OTHER
                  COMPATIBLE MILITARY VESSELS                      2                   EA.       $14,437.00            $28,874.00
                                                                                                 ----------            -----------

2001AP            SET UP EQUIPMENT, ISOLATE
                  SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: LHD                                     4                   EA.       $14,437.00            $57,748.00
                                                                                                 ----------            -----------

2001AQ            PERFORM, FIBEROPTIC BAROSCOPE
                  INSPECTION FOR ALL CLASS SHIPS,
                  BEFORE AND AFTER CHEMICAL
                  CLEANING, PER ZONE.                              200                 EA.       $498.00               $99,600.00
                                                                                                 ----------            -----------

2001AR            SET UP EQUIPMENT, ISOLATE
 "C"              SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: AOE (SACRAMENTO CLASS)
                  ZONES IV                                         1                    EA.       $14,437.00           $14,437.00
                                                                                                  ----------           -----------

                                 BEST AND FINAL
                                                                   Page 10 of 84

                                                                                                                         ESTIMATED
                                                                   ESTIMATED                                             TOTAL
                                                                   QUANTITY            U/I         UNIT PRICE            PRICE
                                                                   --------            ---         ----------            -----
LOT II-SECOND YEAR EFFORT(FIRST OPTION)(Continued)
--------------------------------------------------
2001AS            SET UP EQUIPMENT, ISOLATE
"C"               SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: AOE (SUPPLY CLASS)ZONE
                  I                                                1               EA.         $14,437.00            $14,437.00
                                                                                               ----------            -----------

2001AT            SET UP EQUIPMENT, ISOLATE
"C"               SYSTEM, CONNECT WITH NECESSARY
                  TEMPORARY FITTINGS, PERFORM
                  LEAK TEST, CHEMICALLY CLEAN,
                  FRESH WATER FLUSH AND
                  NEUTRALIZE. RECONNECT PER ZONE
                  FOR THE FOLLOWING CLASS
                  VESSELS: AOE (SUPPLY CLASS)ZONE
                  II                                               1               EA.         $14,437.00            $14,437.00
                                                                                               ----------            -----------

2002              REPLACE FOLLOWING MATERIALS AND
                  RESTORE SYSTEM TO NORMAL
                  OPERATION.

2002AA            WATER CLOSET RUBBER BOOT AND
                  CLAMPS                                           800             EA.         $5.11                 $4,088.00
                                                                                               ----------            -----------

2002AB            URINAL HOSES AND CLAMPS                          400             EA.         $3.09                 $1,560.00
                                                                                               ----------            -----------

2003              PROVIDE PORTABLE CHEMICAL
                  TOILETS FOR DURATION OF
                  DELIVERY ORDER INCLUDING
                  SERVICING UP TO (2) TIMES PER
                  WEEK FOR THE FOLLOWING CLASS
                  SHIPS:

2003AA            ARS & FFG - 4 TOILETS                            5               EA.         $293.00               $1,465.00
                                                                                               ----------            -----------

2003AB            AO & AOE - 8 TOILETS                             2               EA.         $586.00               $1,172.00
                                                                                               ----------            -----------

2003AC            MINOR/AUXILIARY SERVICE CRAFT -
                  2 TOILETS                                        5               EA.         $147.00               $735.00
                                                                                               ----------            -----------

                                 BEST AND FINAL
                                                                   Page 11 of 84

                                                                                                                         ESTIMATED
                                                                   ESTIMATED                                             TOTAL
                                                                   QUANTITY            U/I         UNIT PRICE            PRICE
                                                                   --------            ---         ----------            -----

LOT II-SECOND YEAR EFFORT(FIRST OPTION)(Continued)
--------------------------------------------------
2004              PIPING REPAIRS

2004AA            PIPEFITTER                                   750                 HRS.        $28.19                $21,142.50
                                                                                               ----------            -----------

2004AB            BRAZER/WELDER                                750                 HRS.        $28.19                $21,142.50
                                                                                               ----------            -----------

2004AC            GAS FREE CERTIFICATION                       75                  EA.         $128.13               $9,609.75
                                                                                               ----------            -----------

2004AD            GAS FREE MAINTENANCE                         150                 EA.         $28.19                $4,228.50
                                                                                               ----------            -----------

2004AE            MATERIAL                                                         NTE                               $15,000.00
                                                                                                                     ----------

2004AF            MATERIAL G & A HANDLING   10 %                                                                     $1,500
                                           ------                                                                    ---------

2005              ORDERING ADDITIONAL WORK/
                  UNDISCLOSED WORK (SECTION C.8)

2005AA             STRAIGHT TIME                               200                 HRS.        $28.19                $5,638.00
                                                                                               ----------            -----------

2005AB             MATERIAL                                    NTE                                                   $5,000.00
                                                                                                                     ---------

2005AC             MATERIAL G & A HANDLING   10 %                                                                    $5,000.00
                                           ------                                                                    ---------

2006               TRAVEL (GOVERNMENT DIRECTED
                   TDY IN SUPPORT OF LOT I                     1                   LOT                               $16,000.00
                                                                                                                     ----------

2007               CONTRACT DATA REQUIREMENTS
                   (DD FORM 1423, Exhibit A).                  1                   LOT         NSP                   NSP

TOTAL ESTIMATE LOT II......................................................................... $1,535,788.25
                                                                                               -------------

                                 BEST AND FINAL
                                                                   Page 12 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------

LOT III-THIRD YEAR EFFORT(SECOND OPTION)(Continued)
---------------------------------------------------
                   REQN# N62678-7105-C250
3001               SET UP EQUIPMENT AND
                   CHEMICALLY CLEAN SEWAGE
                   PIPING.

3001AA             PREPARE AND INSTALL TEMPORARY
                   WASTE WATER SYSTEM TO CHT
                   (Collection, Holding and
                   Transfer) CONNECTION ON THE
                   PIER PER ZONE                                 100                 EA.       $321.00               $32,100.00
                                                                                               ----------            -----------

3001AB             PREPARE AND INSTALL TEMPORARY
                   FRESH WATER SYSTEM WITH BACK
                   FLOW PREVENTER TO CONNECTION
                   ON THE PIER PER ZONE                          100                 EA.       $29.00                $2,900.00
                                                                                               ----------            -----------

3001AC             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: CGN, LST,                             4                   EA.       $13,998.00            $55,992.00
                                                                                               ----------            -----------

3001AD             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: DD, DDG                               8                   EA.       $13,741.00            $109,928.00
                                                                                               ----------            -----------

3001AE             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSESL:LSD, LPD, CG, LCC, AE                 12                  EA.       $13,741.00            $164,892.00
                   SET UP EQUIPMENT, ISOLATE
                                                                                               ----------            -----------

                                 BEST AND FINAL
                                                                   Page 13 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------

LOT III-THIRD YEAR EFFORT(SECOND OPTION)(Continued)
---------------------------------------------------
3001AF             SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: ARS, MHC, CVN                        18                EA.         $13,741.00            $247,338.00
                                                                                              ----------            -----------

3001AG             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: LPH, AS                              4                 EA.         23,559.00             $94,236.00
                                                                                              ----------            -----------

3001AH             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: PC, MCM, MSO, LHA,
                   AND OTHER COMPATIBLE MILITARY
                   VESSELS                                      22                EA.         $11,771.00            $258,962.00
                                                                                              ----------            -----------

3001AJ             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: YTB AND MINOR
                   AUXILIARY CRAFT                              4                 EA.         $14,870.00            $59,480.00
                                                                                              ----------            -----------

3001AK             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AO, CV INCLUDING USS
                   ENTERPRISE                                   9                 EA.         $14,870.00            $133,830.00
                                                                                              ----------            -----------

                                 BEST AND FINAL
                                                                   Page 14 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT III-THIRD YEAR EFFORT(SECOND OPTION)(Continued)
---------------------------------------------------
3001AL             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: SSN, SSBN, AFDM                       2                   EA.       $14,625.00            $29,250.00
                                                                                               ----------            -----------

3001AM             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SACRAMENTO
                   CLASS) ZONES, I, II, AND III                  3                   EA.       $14,870.00            $44,610.00
                                                                                               ----------            -----------

3001AN             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: FFG AND OTHER
                   COMPATIBLE MILITARY VESSELS                   2                   EA.       $14,870.00            $29,740.00
                                                                                               ----------            -----------

3001AP             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: LHD                                   4                   EA.       $14,870.00            $59,480.00
                                                                                               ----------            -----------

3001AQ             PERFORM FIBEROPTIC BAROSCOPE
                   INSPECTION FOR ALL CLASS
                   SHIPS, BEFORE AND AFTER
                   CHEMICAL CLEANING, PER ZONE.                  200                 EA.       $513.00               $102,600.00
                                                                                               ----------            -----------

3001AR             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SACRAMENTO
                   CLASS) ZONES IV                               1                   EA.       $14,870.00            $14,870.00
                                                                                               ----------            -----------

                                 BEST AND FINAL
                                                                   Page 15 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT III-THIRD YEAR EFFORT(SECOND OPTION)(Continued)
---------------------------------------------------

3001AS             SET UP EQUIPMENT, ISOLATE
 "C"               SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SUPPLY CLASS)
                   ZONE I                                        1                   EA.      $14,870.00            $14,870.00
                                                                                              ----------            -----------

3001AT             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SUPPLY CLASS)
                   ZONE I                                        1                   EA.      $14,870.00            $14,870.00
                                                                                              ----------            -----------

3002               REPLACE FOLLOWING MATERIALS
                   AND RESTORE SYSTEM TO NORMAL
                   OPERATION.

3002AA             WATER CLOSET RUBBER BOOT AND
                   CLAMPS                                        800                 EA.      $5.25                 $4,200.00
                                                                                              ----------            -----------

3002AB             URINAL HOSES AND CLAMPS                       400                 EA.      $4.00                 $1,600.00
                                                                                              ----------            -----------

3003               PROVIDE PORTABLE CHEMICAL
                   TOILETS FOR DURATION OF
                   DELIVERY ORDER INCLUDING
                   SERVICING UP TO (2) TIMES PER
                   WEEK FOR THE FOLLOWING CLASS
                   SHIPS:

3003AA             ARS & FFG - 4 TOILETS                         5                   EA.      $302                  1,510.00$
                                                                                              ----------            -----------

3003AB             AO & AOE - 8 TOILETS                          2                   EA.      $604.00               $1,208.00
                                                                                              ----------            -----------

3003AC             MINOR/AUXILIARY SERVICE CRAFT
                   - 2 TOILETS                                   5                   EA.      $151.00               $755.00
                                                                                              ----------            -----------

                                 BEST AND FINAL
                                                                   Page 16 of 84

                                                                      ESTIMATED                       UNIT             ESTIMATED
                                                                      QUANTITY             U/I        PRICE            TOTAL PRICE
                                                                      --------             ---        -----            -----------

LOT III-THIRD YEAR EFFORT(SECOND OPTION)(Continued)
---------------------------------------------------
3004               PIPING REPAIRS

3004AA             PIPEFITTER                                  750                 HRS.        $29.00           $21,750.00
                                                                                               -------          ---------

3004AB             BRAZER/WELDER                               750                 EA.         $29.00           $21,750.00
                                                                                               -------          ---------

3004AC             GAS FREE CERTIFICATION                      75                  EA.         $132.00          $9,900.00
                                                                                               -------          ---------

3004AD             GAS FREE MAINTENANCE                        150                 EA.         $29.00           $4,350.00
                                                                                               -------          ---------

3004AE             MATERIAL                                                        NTE.                         $15,000.00
                                                                                                                ----------

3004AF             MATERIAL G&A/HANDLING   10 %

3005               ORDERING ADDITIONAL WORK/
                   UNDISCLOSED WORK (SECTION
                   C.8)

3005AA            STRAIGHT TIME                                     200            HRS.        $29.00           $5,800.00
                                                                                               -------          ---------

3005AB            MATERIAL                                                         NTE                          $5,000.00
                                                                                                                ----------

3005AC            MATERIAL G & A /HANDLING   10   %                                                             $500.00
                                           -------                                                              ----------

3006              TRAVEL (GOVERNMENT DIRECTED TDY
                  IN SUPPORT OF LOT I                               1              LOT                          $16,000.00
                                                                                                                ----------

3007              CONTRACT DATA REQUIREMENTS
                  (DD FORM 1423, Exhibit A)                         1              LOT         NSP              NSP

TOTAL ESTIMATE LOT III....................................................................... $1,580,771.00

                                 BEST AND FINAL
                                                                   Page 17 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT IV-FOURTH YEAR EFFORT(THIRD OPTION)
---------------------------------------
                   REQN# N62678-7105-C250
4001               SET UP EQUIPMENT AND
                   CHEMICALLY CLEAN SEWAGE
                   PIPING.

4001AA             PREPARE AND INSTALL TEMPORARY
                   WASTE WATER SYSTEM TO CHT
                   (Collection, Holding and
                   Transfer) CONNECTION ON THE
                   PIER PER ZONE                              100                 EA.         $331.00               $33,100.00
                                                                                              ----------            ----------

4001AB             PREPARE AND INSTALL TEMPORARY
                   FRESH WATER SYSTEM WITH BACK
                   FLOW PREVENTER TO CONNECTION
                   ON THE PIER PER ZONE                       100                 EA.         $30.00                $3,000.00
                                                                                              ----------            ----------

4001AC             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: CGN, LST,                          4                   EA.         $14,460.00            $57,840.00
                                                                                              ----------            ----------

4001AD             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: DD, DDG                            8                   EA.         $14,194.00            $113,552.00
                                                                                              ----------            ----------

4001AE             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSESL:LSD, LPD, CG, LCC, AE              12                  EA.         $14,194.00            $170,328.00
                                                                                              ----------            ----------

                                 BEST AND FINAL
                                                                   Page 18 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------

LOT IV-FOURTH YEAR EFFORT(THIRD OPTION)(Continued)
--------------------------------------------------
4001AF             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: ARS, MHC, CVN                      18                  EA.         $14,194.00            $255,492.00
                                                                                              ----------            ----------

4001AG             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: LPH, AS                            4                   EA.         $24,336.00            $97,344.00
                                                                                              ----------            ----------

4001AH             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: PC, MCM, MSO, LHA,
                   AND OTHER COMPATIBLE MILITARY
                   VESSELS                                    22                  EA.         $12,160.00            $267,520.00
                                                                                              ----------            ----------

4001AJ             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: YTB AND MINOR
                   AUXILIARY CRAFT                            4                   EA.         $15,361.00            $61,444.00
                                                                                              ----------            ----------

4001AK             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AO, CV INCLUDING USS
                   ENTERPRISE                                 9                   EA.         $15,361.00            $138,249.00
                                                                                              ----------            ----------

                                 BEST AND FINAL
                                                                   Page 19 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------

LOT IV-FOURTH YEAR EFFORT(THIRD OPTION)(Continued)
--------------------------------------------------
4001AL             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: SSN, SSBN, AFDM                       2                EA.         $15,108.00            $30,216.00
                                                                                              ----------            ----------

4001AM             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SACRAMENTO
                   CLASS) ZONES, I, II, AND III                  3                EA.         $15,361.00            $46,083.00
                                                                                              ----------            ----------

4001AN             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: FFG AND OTHER
                   COMPATIBLE MILITARY VESSELS                   2                EA.         $15,361.00            $30,722.00
                                                                                              ----------            ----------

4001AP             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: LHD                                   4                EA.         $15,361.00            $61,444.00
                                                                                              ----------            ----------

4001AQ             PERFORM FIBEROPTIC BAROSCOPE
                   INSPECTION FOR ALL CLASS
                   SHIPS, BEFORE AND AFTER
                   CHEMICAL CLEANING, PER ZONE.                  200              EA.         $530.00               $106,000.00
                                                                                              ----------            ----------

4001AR             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SACRAMENTO
                   CLASS) ZONES IV                               1                EA.         $15,361.00            $15,361.00
                                                                                              ----------            ----------

                                 BEST AND FINAL
                                                                   Page 20 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT IV-FOURTH YEAR EFFORT(THIRD OPTION)(Continued)
--------------------------------------------------
4001AS             SET UP EQUIPMENT, ISOLATE
 "C"               SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SUPPLY CLASS)
                   ZONE I                                        1                   EA.       $15,361.00          $15,361.00
                                                                                               ----------          ----------

4001AT             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SUPPLY CLASS)
                   ZONE I                                        1                   EA.       $15,361.00          $15,361.00
                                                                                               ----------          ----------

4002               REPLACE FOLLOWING MATERIALS
                   AND RESTORE SYSTEM TO NORMAL
                   OPERATION.

4002AA             WATER CLOSET RUBBER BOOT AND
                   CLAMPS                                        800                 EA.       $5.44               $4,352.00
                                                                                               ----------          ----------

4002AB             URINAL HOSES AND CLAMPS                       400                 EA.       $4.14               $1,656.00
                                                                                               ----------          ----------

4003               PROVIDE PORTABLE CHEMICAL
                   TOILETS FOR DURATION OF
                   DELIVERY ORDER INCLUDING
                   SERVICING UP TO (2) TIMES PER
                   WEEK FOR THE FOLLOWING CLASS
                   SHIPS:

4003AA             ARS & FFG - 4 TOILETS                         5                   EA.       $312.00             1,560.00$
                                                                                               ----------          ----------

4003AB             AO & AOE - 8 TOILETS                          2                   EA.       $624.00             $1,248.00
                                                                                               ----------          ----------

4003AC             MINOR/AUXILIARY SERVICE CRAFT
                   - 2 TOILETS                                   5                   EA.       $156.00             $780.00
                                                                                               ----------          ----------

                                 BEST AND FINAL
                                                                   Page 21 of 84

                                                                      ESTIMATED                       UNIT             ESTIMATED
                                                                      QUANTITY             U/I        PRICE            TOTAL PRICE
                                                                      --------             ---        -----            -----------
LOT IV-FOURTH YEAR EFFORT(THIRD OPTION)(Continued)
--------------------------------------------------
4004               PIPING REPAIRS

4004AA             PIPEFITTER                                  750                 HRS.        $29.99                $22,492.50
                                                                                               ------                ----------

4004AB             BRAZER/WELDER                               750                 EA.         $29.99                $22,492.50
                                                                                               ------                ----------

4004AC             GAS FREE CERTIFICATION                      75                  EA.         $132.32               $10,224.00
                                                                                               ------                ----------

4004AD             GAS FREE MAINTENANCE                        150                 EA.         $29.99                $4,498.50
                                                                                               ------                ----------

4004AE             MATERIAL                                                        NTE.                              $15,000.00
                                                                                                                     ----------

4004AF             MATERIAL G&A/HANDLING   10 %                                                                      $1,500.00
                                         ------                                                                      ----------

                   ORDERING ADDITIONAL WORK/
                   UNDISCLOSED WORK (SECTION
4005               C.8)                                                                        $29.99                $5,998.00
                                                                                               ------                ----------

4005AA            STRAIGHT TIME                                     200                  HRS.  $29.99                $5,998.00
                                                                                               ------                ----------

4005AB            MATERIAL                                                               NTE                         $5,000.00
                                                                                                                     ----------

4005AC            MATERIAL G & A /HANDLING   10   %                                                                  $500.00
                                         ------                                                                      ----------

4006              TRAVEL (GOVERNMENT DIRECTED TDY
                  IN SUPPORT OF LOT I                               1                    LOT                         $16,000.00
                                                                                                                     ----------

4007              CONTRACT DATA REQUIREMENTS
                  (DD FORM 1423, Exhibit A)                         1                    LOT        NSP              NSP

TOTAL ESTIMATE LOT IV.............................................................................. $1,631,718.50
                                                                                                    -------------

                                 BEST AND FINAL
                                                                   Page 22 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT V-FIFTH YEAR EFFORT(FOURTH OPTION)
--------------------------------------

                   REQN# N62678-7105-C250

5001               SET UP EQUIPMENT AND
                   CHEMICALLY CLEAN SEWAGE
                   PIPING.

5001AA             PREPARE AND INSTALL TEMPORARY
                   WASTE WATER SYSTEM TO CHT
                   (Collection, Holding and
                   Transfer) CONNECTION ON THE
                   PIER PER ZONE                                 100                 EA.         $343.00               $34,300.00
                                                                                                 ----------            ----------

5001AB             PREPARE AND INSTALL TEMPORARY
                   FRESH WATER SYSTEM WITH BACK
                   FLOW PREVENTER TO CONNECTION
                   ON THE PIER PER ZONE                          100                 EA.         $31.00                $3,100.00
                                                                                                 ----------            ----------

5001AC             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: CGN, LST,                             4                   EA.         $14,966.00            $59,864.00
                                                                                                 ----------            ----------

5001AD             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: DD, DDG                               8                   EA.         $14,691.00            $117,528.00
                                                                                                 ----------            ----------

5001AE             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSESL:LSD, LPD, CG, LCC, AE                 12                  EA.         $14,691.00            $176,292.00
                                                                                                 ----------            ----------

                                 BEST AND FINAL
                                                                   Page 23 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT V-FIFTH YEAR EFFORT(FOURTH OPTION)(Continued)
-------------------------------------------------
5001AF             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: ARS, MHC, CVN                         18                  EA.         $14,691.00            $265,438.00
                                                                                                 ----------            ----------

5001AG             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: LPH, AS                               4                   EA.         $25,188.00            $100,752.00
                                                                                                 ----------            ----------

5001AH             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: PC, MCM, MSO, LHA,
                   AND OTHER COMPATIBLE MILITARY
                   VESSELS                                       22                  EA.         $12,585.00            $276,870.00
                                                                                                 ----------            ----------

5001AJ             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: YTB AND MINOR
                   AUXILIARY CRAFT                               4                   EA.         $15,898.00            $63,592.00
                                                                                                 ----------            ----------

5001AK             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AO, CV INCLUDING USS
                   ENTERPRISE                                    9                   EA.         $15,898.00            $143,082.00
                                                                                                 ----------            ----------

                                 BEST AND FINAL
                                                                   Page 24 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT V-FIFTH YEAR EFFORT(FOURTH OPTION)(Continued)
-------------------------------------------------
5001AL             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: SSN, SSBN, AFDM                       2                   EA.         $15,636.00            $31,272.00
                                                                                                 ----------            ----------

5001AM             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SACRAMENTO
                   CLASS) ZONES, I, II, AND III                  3                   EA.         $15,898.00            $47,694.00
                                                                                                 ----------            ----------

5001AN             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: FFG AND OTHER
                   COMPATIBLE MILITARY VESSELS                   2                   EA.         $15,898.00            $31,796.00
                                                                                                 ----------            ----------

5001AP             SET UP EQUIPMENT, ISOLATE
                   SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: LHD                                   4                   EA.         $15,898.00            $63,592.00
                                                                                                 ----------            ----------

5001AQ             PERFORM FIBEROPTIC BAROSCOPE
                   INSPECTION FOR ALL CLASS
                   SHIPS, BEFORE AND AFTER
                   CHEMICAL CLEANING, PER ZONE.                  200                 EA.         $548.50               $109,700.00
                                                                                                 ----------            ----------

5001AR             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SACRAMENTO
                   CLASS) ZONES IV                               1                   EA.         $15,898.00            $15,898.00
                                                                                                 ----------            ----------

                                 BEST AND FINAL
                                                                   Page 25 of 84

                                                                 ESTIMATED                                             ESTIMATED
                                                                 QUANTITY            U/I         UNIT PRICE            TOTAL PRICE
                                                                 --------            ---         ----------            -----------
LOT V-FIFTH YEAR EFFORT(FOURTH OPTION)(Continued)
-------------------------------------------------
54001AS            SET UP EQUIPMENT, ISOLATE
 "C"               SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SUPPLY CLASS)
                   ZONE I                                        1                   EA.         $15,898.00            $15,898.00
                                                                                                 ----------            ----------

5001AT             SET UP EQUIPMENT, ISOLATE
"C"                SYSTEM, FITTINGS, PERFORM
                   LEAK TEST, CHEMICALLY CLEAN,
                   FRESH WATER FLUSH AND
                   NEUTRALIZE. RECONNECT PER
                   ZONE FOR THE FOLLOWING CLASS
                   VESSEL: AOE (SUPPLY CLASS)
                   ZONE I                                        1                   EA.         $15,898.00            $15,898.00
                                                                                                 ----------            ----------

5002               REPLACE FOLLOWING MATERIALS
                   AND RESTORE SYSTEM TO NORMAL
                   OPERATION.

5002AA             WATER CLOSET RUBBER BOOT AND
                   CLAMPS                                        800                 EA.         $5.63                 $4,504.00
                                                                                                 ----------            ----------

5002AB             URINAL HOSES AND CLAMPS                       400                 EA.         $4.29                 $1,716.00
                                                                                                 ----------            ----------

5003               PROVIDE PORTABLE CHEMICAL
                   TOILETS FOR DURATION OF
                   DELIVERY ORDER INCLUDING
                   SERVICING UP TO (2) TIMES PER
                   WEEK FOR THE FOLLOWING CLASS
                   SHIPS:

5003AA             ARS & FFG - 4 TOILETS                         5                   EA.         $323.00               $1,615.00
                                                                                                 ----------            ----------

5003AB             AO & AOE - 8 TOILETS                          2                   EA.         $646.00               $1,292.00
                                                                                                 ----------            ----------

5003AC             MINOR/AUXILIARY SERVICE CRAFT
                   - 2 TOILETS                                   5                   EA.         $161.00               $805.00
                                                                                                 ----------            ----------

                                 BEST AND FINAL
                                                                   Page 26 of 84

                                                                      ESTIMATED                       UNIT             ESTIMATED
                                                                      QUANTITY             U/I        PRICE            TOTAL PRICE
                                                                      --------             ---        -----            -----------
LOT V-FIFTH YEAR EFFORT(FOURTH OPTION)(Continued)
-------------------------------------------------
5004               PIPING REPAIRS

5004AA             PIPEFITTER                                    750                 HRS.        $31.00                $23,250.00
                                                                                                 ----------            ----------

5004AB             BRAZER/WELDER                                 750                 EA.         $31.00                $23,250.00
                                                                                                 ----------            ----------

5004AC             GAS FREE CERTIFICATION                        75                  EA.         $141.00               $10,575.00
                                                                                                 ----------            ----------

5004AD             GAS FREE MAINTENANCE                          150                 EA.         $35.00                $4,650.00
                                                                                                 ----------            ----------

5004AE             MATERIAL                                                          NTE.                              $15,000.00
                                                                                                                       ----------

5004AF             MATERIAL G&A/HANDLING   10 %                                                                        $1,500.00
                                         ------                                                                        ----------

5005               ORDERING ADDITIONAL WORK/
                   UNDISCLOSED WORK (SECTION
                   C.8)                                                                          $31.00                $6,200.00
                                                                                                 ----------            ----------

5005AA            STRAIGHT TIME                                       200                  HRS.  $31.00                $6,200.00
                                                                                                 ----------            ----------

5005AB            MATERIAL                                                                 NTE                         $5,000.00
----                                                                                                                   ---------

5005AC            MATERIAL G & A /HANDLING   10   %                                                                    $500.00
                                         ------                                                                        ----------

5006              TRAVEL (GOVERNMENT DIRECTED TDY
                  IN SUPPORT OF LOT I                                 1                    LOT                         $16,000.00
                                                                      -                                                ----------

5007              CONTRACT DATA REQUIREMENTS
                  (DD FORM 1423, Exhibit A)                           1                    LOT        NSP              NSP

TOTAL ESTIMATE LOT V................................................................................. $1,687,423.00
                                                                                                      -------------

                                                                   Page 27 of 84
B.1.     ORDERING ADDITIONAL/UNDISCLOSED WORK.

         (a) Additional/Undisclosed work and materials not specified under any other contract item may be ordered by the Ordering Officer and in accordance with procedures set forth in the "Ordering Additional Work/Undisclosed Work" clause contained in Section C.8 of this schedule.

         (b) Total cost of services and materials shall be stated in the modification and shall constitute the contract's fixed price amount for such items.


B.2.     PRICE AT SUBLINE ITEM LEVEL

         Offeror shall insert in SECTION B of the Schedule unit prices and amounts at the subline item level only (e.g., 0001AA, 0001AB, etc.), and not at the line item level.

                                                                   Page 28 of 84
SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

C.O.              STATEMENT OF WORK

C.1.              SCOPE

C.1.1.            Contract Title: Chemical Cleaning of Sewage Piping

C.1.2.            Contract Type: Indefinite Delivery/Indefinite Quantity
                       Type Contract with Firm-Fixed Unit Prices

C.1.3. The contractor shall provide all material, labor, services, supplies, power, accessories, facilities and such other equipment deemed necessary for accomplishing assigned tasks in this contract, or task orders. The contractor shall request, in writing, permission from either the ship's Commanding officer, Chief Engineer, Command Duty Officer, or Duty Engineer when use of the ship's services may be required. (NOTE: the contractor is responsible for providing all services under this contract. Should the contractor request any services that the ship may be able to provide, such as, but not limited to power, water, steam, air and crane services, he shall submit a request to the Ordering Officer for approval, and be evaluated for consideration back to the Government and shall be negotiated prior to the completion of each applicable task order). Written notification shall also be given to CIS (Commercial Industrial Services) Project manager or to SUPSHIP's Duty Officer (after scheduled working hours) that ship services have been requested and approved for use. Be reminded that ship services shall not be used for Contractor Life Support Systems (i.e. compressors for breathing air), lifting equipment in which an unexpected disruption of services has a high potential for loss of life, injury or damage to ship's equipment.

         C.1.3.1. Cold chemical cleaning is to be accomplished with ship's for personnel living on board. Collection, holding and transfer (CHT)systems are to be cleaned in zones, and can be accomplished concurrently, if adequate toilet facilities are available. Portable chemical toilets will be provided by the contractor for ships whose entire CHT system is down including male and female designation and servicing up to two (2) times per week.

C.1.4. The contractor shall notify the Ordering Officer verbally and in writing of any difficulties that may jeopardize the completions of specified work.

C.1.5. The ship's Commanding Officer or Ship's Authorized Representative (SAR) shall be the ship's representative on any work performed hereunder. When required by the specifications hereunder or authorized by the Ordering Officer to perform work aboard ships,, the Contractor shall:

         C.1.5.1. Coordinate schedules and work affected areas with the Ship's Commanding Officer or SAR daily.

         C.1.5.2. Obtain a copy of the ship's operation, drills, etc., (prior to the start of work) from the SAR, thus avoiding unnecessary delays during performance period.

C.1.6. The contractor shall be responsible for cleaning up any spills associated
with  the  chemical   cleaning   process  in  accordance   with  all  applicable
regulations.

         C.1.6.1. The following applies to all cold chemical cleaning on board all U.S. Government vessels at Naval Base Norfolk:

                  The contractor shall notify Public Works Center (PWC), Utilities Code 621.3, Mr. Bruce Davis at 444-0786 during regular work hours, and 445-6868 during nights, weekends, and holidays at least four hours prior to start of work.

         C.1.6.2. The following applies to all cold chemical cleaning on board all U.S. Government vessels at NAB Little Creek:

                  The contractor shall notify Mr. Richard Padgett, Little Creek Environmental Quality Division at 464-8343 and Mr. Ray Kimbro, Public Works Center, Utilities Little Creek site, 464-7851, 24 hours prior to any work being done on the base.

C.1.7. The Contractor shall install blanks to isolate piping, valves and equipment which must be removed for accomplishment of work.

         C.1.7.1. Blanks installed on equipment, valves, and piping opening in systems which are subject to pressure shall be designed to withstand maximum system pressure and secured in place with gaskets and bolting in accordance with reference c.2.1.2.b.

"C" C.1.7.2. Remove blanks installed in paragraph C.1.7 immediately prior to reinstalling piping, valves or equipment.

         C.1.7.3. The contractor shall notify the ship's Commanding Officer or the SAR in writing of equipment and systems that require isolation to accomplish work in the task orders before any work is started so that tagouts can be accomplished as required by ship's instructions.

         C.1.7.3.1. Ship's Force personnel will position equipment and install tags when tag-out of a system, piping, or circuit is required.

         C.1.7.4. The contractor shall verify use of sufficient tags to prevent operation of a system or component from all stations that could exercise control.

                  C.1.7.4.1. A contractor's designated representative shall sign the ship's tag-out record sheet and the tags after installation indicating contractors satisfaction with the completeness of the tag-out and to alert personnel removing tags that contractor's concurrence is required.

         C.1.7.5. The contractor's representative shall notify the ship's Commanding Officer or the SAR immediately when the contractor work is complete and the system, piping, or circuit is ready for activation to accomplish removal of tags.

                  C.1.7.5.1. The contractor's representative shall sign the ship's tag-out log sheet to show concurrence in tag removal and clearance before removal.

                  C.1.7.5.2. Ship's Force personnel with remove tags after contractor's concurrence and clearance has been recorded and removal is authorized by the SAR.

         C.1.7.6. The contractor shall install stamped or engraved metal tags on removal piping, valves, and equipment indicating the location, system, ship's name and task order number.

         C.1.7.7. The contractor shall not disturb, modify, remove, energize, or operate any switch, fitting, valve or other equipment affixed with a ship's isolation tag without permission of the Ship's Force.

                  C.1.7.7.1. The contractor shall not remove or relocate ship's isolation tags without concurrence of the Ship's Force.

         C.1.7.8. Contractor shall provide and install a double backflow preventer with a valve and sample line between them on all pierside or ship's potable water supplies prior to using any government furnished potable water.


C.2.     REFERENCES

C.2.1. The requirements of the following references and of the attachments in Section J shall be accomplished in the execution of this contract unless otherwise stated herein. The contractor is responsible to use the latest revisions of all references, specifications and standards in effect at the closing date of this solicitation.

         C.2.1.1. CHEMICAL CLEANING AGENT

         a. The chemical cleaning solution proposed for use in CHT systems must, in a timely manner, dissolve calcium carbonate, cupreous oxide and ferric oxide. The solution must be noncorrosive nor will it cause damage to the system and its components. The solution must be employed at ambient temperature and at a pressure not to exceed the system's operating parameters. The process and chemical utilized must provide for the habitability, health, safety and welfare of the crew; permitting them to remain on board during the process. The chemical solution shall be disposable and considered nonhazardous, after treatment, meeting all Federal, state and local regulations.

C.2.1.2.          MILITARY STANDARDS

         a.       NAVSEA STD ITEM 009-01:      General Criteria; accomplish; dtd
                                               13SEP 1996

         b.       NAVSEA STD ITEM 009-09:      Process    Control     Procedure:
                                               provide  and  accomplish;  dtd 13
                                               SEP 1996

         c.       NAVSEA STD ITEM 009-23:      Interferences;     remove     and
                                               install; dtd 13 SEP 1996

         d.       NAVSEA STD ITEM 009-24:      Isolation,  Blanking, and Tagging
                                               Requirements;  accomplish; dtd 13
                                               SEP 1996

         e.       NAVSEA STD ITEM 009-32:      Cleaning       and       Painting
                                               Requirements;  accomplish; dtd 13
                                               SEP 1996

         f.       NAVSEA STD ITEM 009-35:      Fire Prevention and Housekeeping:
                                               accomplish; dtd 13 SEP 1996

         g.       NAVSEA STD ITEM 009-12:      Welding,     Fabrication,     and
                                               Inspection  Requirements;  dtd 13
                                               SEP 1996

         h.       MIL-STD-777E:                Schedule   of   Piping,   Valves,
                                               Fittings,  and Associated  Piping
                                               Components   for  Naval   Surface
                                               Ships; dtd 7 FEB 1996

C.2.1.3.   OTHER PUBLICATIONS

         a.       29 CFR part 1915:            Occupation   Safety   and  Health
                                               Administration     (OSHA);    dtd
                                               February 1994

         b.       Standard 306:                National     Fire      Protection
                                               Association; dtd July 1993

         c.       NAVMED P-5010-7:             Manual   of  Naval   Preventative
                                               Medicine,  Chapter 7,  Wastewater
                                               Treatment  and  Disposal,  Ashore
                                               and Afloat; (dtd MARCH 1985)

         d. NAVSEA S90086-T-8-STM-000/CH-593:  NSTM,  Pollution  Control dtd OCT
                                               1976 with change 3

         e. SWI 077-01: Hazardous Waste        Produced on Naval Vessel;  dtd 04
                                               APR 1997

C.3.     REQUIREMENTS

         The contractor shall provide all material, labor, services, supplies, power, accessories, facilities and such other equipment deemed necessary for accomplishing assigned tasks in this contract, or task orders.

NOTE: There are various CHECK POINTS throughout the performance of these services. CHECK POINT is a phrase inserted in the Statement of Work to establish a point in the sequence of accomplishment of work at which time the Supervisor (Supervisor of Shipbuilding/COR) shall be notified a minimum of four (4) hours in advance to permit observation of a specific test or inspection by the Government.

C.3.1. Chemical utilized for cleaning shall comply with reference C.2.1.1.a and be able to remove all calcium carbonate build up in sewage lines.

C.3.2. The contractor shall coordinate securing of ship's water closets and urinals with the ship's Commanding Officer or the SAR to minimize disruption to the crew.

C.3.3. The contractor shall submit four (4) legible copies of the Process Control Procedure (PCP) (see Exhibit A, Attachment 1) to the Ordering Officer for approval prior to the start of work under this contract.

C.3.4. The contractor shall install and connect temporary waste water system to CHT (Collection, Holding and Transfer) connection on the pier prior to commencing chemical cleaning. Make necessary connections at the holding tank to allow the isolation and drainage of cleaning solution and test water. Install air pump for emergency evacuation of system in the event system failure occurs. Insure evacuation pump is connected to tanker.

         C.3.4.1. The contractor shall remove and reinstall interferences necessary to accomplish work required by this work item. The contractor shall accomplish the requirements of reference C.2.1.2.c.

CHECK POINT (LEAK TEST)

C.3.5. Perform water test of the piping by filling the piping system from a pierside pumping station. Induce water at the highest point of the system and down the sewage drains until the entire system is full, venting the system as necessary to allow complete filling. With the entire system full, allow water to stand while monitoring for leaks. Upon determination that the system is free of leaks, drain the system.

         C.3.5.1. The contractor shall submit four (4) legible copies of reports of any leaks found including location in shipboard piping to the SAR and SUPSHIP COR.

         C.3.5.2. The contractor shall temporarily patch leaks in shipboard piping to facilitate the cleaning of the system.

         C.3.5.3. Upon determining the system is free of leaks, a level check must be performed to determine proper isolation of specific system compartments. Flush each compartment (water closet, urinal) separately to ensure that all liquids that are pumped into the system are being recovered at the pumping station. The level and recovery check is to be done with water. C.3.6. The contractor shall empty, clean, contain and dispose of soil matter in existing soil piping in way of accomplishing work required by this work item. The contractor shall remove residual resulting from the chemical cleaning operations.

         C.3.6.1. Handling/Disposal shall be in accordance with local, state, and/or Federal environmental regulations.

         C.3.6.2. The contractor shall adhere to the sanitary, hygienic, safety and cleaning practices as specified in paragraphs 593-3.1 through 593-4.5.20 of reference C.2.1.3.d.

C.3.7. Inspection of sewage piping shall be accomplished using fiber optic baroscope inspection equipment capable of video tape (VHS format) recording before and after cleaning to prove cleanliness.

         C.3.7.1. Inspections shall only be accomplished via each water closet rubber boot connection points, urinal hose connection points, and previously installed clean-out connections.

         C.3.7.2. Inspections shall be accomplished prior to charging system with chemical(s), periodically after two (2) hour flush interval to determine effectiveness of cleaning, and before restoring system to operation.

         C.3.7.2.1. Inspections shall include inspection of all urinal piping from urinal to first cleanout, all header piping from toilets to first cleanout, and 10 percent of remainder of all cleaned piping, including elbows. The 10 percent inspected shall be identified by the COR.

         "C" C.3.7.2.2. An acceptable cleanliness standard is that standard in which, when inspected, bu fiber optic equipment, calcium carbonate, rust or any other foreign matter is not present.

         C.3.7.3. Videotaped inspections shall be delivered to the COR no later than 5 calendar days after work order is completed.

                  C.3.7.3.1. Minimum inspections that shall be recorded are those listed in Section C, paragraph C.3.7.2.

                  C.3.7.3.2. Time duration of video shall be no less that 10 minutes. Each inspection point videotaped shall be 1 minute in length minimum.

                  C.3.7.3.3. An itemized list of inspection points (date, time and inspection point) shall be included with each cassette indicating location on the video tape of each inspection point.

CHECK POINT (INSPECTION OF SEWAGE PIPING

C.3.8. The contractor shall inspect sewage piping from each connection point to the standards stated in paragraph C.3.7.2.2. Continue cleaning until standards are met.

         C.3.8.1. Flush the system with a neutralizing solution to achieve a ph level between 5.5 and 8.5.

C.3.9. The contractor shall be capable of performing the following processes as required per task order and in accordance with applicable references:

         (a)      Pipe bending
         (b)      Pipe cleaning
         (c)      Cutting
         (d)      Threading
         (e)      Grinding
         (f)      Brazing
         (g)      Welding
         (h)      Inspection
         (I)      QA Control

         C.3.9.1. All material shall conform to the requirements of reference C.2.1.2.H unless otherwise specified in individual task orders.

         C.3.9.2. Welding and brazing procedures and requirements, electrode selection, inspections, personnel qualifications and workmanship qualifications are to be in accordance with the requirements of NAVSEA Standard Item 009-12.

                  C.3.9.2.1. For specific welding, brazing, and inspection operations as specified in paragraph 3.4 of NAVSEA Standard Item 009-12, the contractor shall provide a process control procedure using NAVSEA Standard Item 009-09 for guidance.

         C.3.9.4. The contractor shall submit a proposal containing a ripout plan, major interferences, affected areas/systems, and tests for reinstallation. The proposal shall also contain sketches for repairs/modifications listing type, size and design of components involved when no other plans are available. The proposal only when required shall be submitted prior to start of work for each individual task order and shall contain all work specified in the contract.

C.3.10. The contractor shall accomplish the following:

         C.3.10.1. Provide the services of a National Fire Protection Association (NFPA) Certified marine Chemist and certify each space listed in the task order, requiring certification in accordance with Subpart B of reference C.2.1.3.a. safe for workers and safe for hot work.

                  C.3.10.1.1. Initial posting of the log shall precede the start of work within the space on the task order.

                  C.3.10.1.2. The Marine Chemist's certificate may be used for posting the log.

         C.3.10.2. Accomplish the requirements of reference C.2.1.3.a. for entry and not work,, to also include the following:

                  C.3.10.2.1. All competent persons shall be trained by a NFPA Certified Marine Chemist using Subparts A, B, and 1915.152 of Subpart I of reference C.2.1.3.1.a. as guidance or under an approved Shipyard Competent Person Training Program.

                  C.3.10.2.2. In addition to the requirements of reference C.2.1.3.a. certify annually and update with new personnel certified as competent persons that the competent persons have received training in one of the methods listed in C.3.10.2.1. by forwarding a copy of a company headed letter to the Ordering Officer. The certification shall contain the following:

         (a)      Competent person's name(s)
         (b)      Competent person's company identification number(s)
         (c)      Competent person's experience (years/months)
         (d)      Name and identification number of NFPA Certified
                  Marine
                  Chemist utilized to conduct training or name and title of person(s) conducting approved training
         (e)      Date of completed training
         (f)      Signature of contractor's certifying official

C.3.11. The contractor shall be held responsible for continuous clean up of all debris and fluids incidental to removal or installation of piping components during performance of work on individual task orders.

C.3.12. Upon completion of cleaning, modification and repair, the contractor shall immediately restore systems to operational status. The contractor shall install new rubber boots, fasteners and clamps as directed by the Ordering Officer.

C.3.13. The contractor shall operationally test all disturbed//cleaned sets of urinals and water closets; zero leakage and unrestricted flow.

CHECK POINT (OPERATIONAL TEST)

C.3.14. The contractor shall test operate proving zero leakage and unrestricted flow.

C.3.15. The contractor shall submit four (4) legible copies of test results to the SAR and the ordering officer in accordance with Section E.

C.4.     CONTRACTOR FURNISHED EQUIPMENT

C.4.1. As required for performance of individual Task Orders (Tos), the contractor shall furnish all necessary materials and equipment to perform work required by this contract. Connection hoses between system and pumping station shall be 150 pound petroleum transfer hose, or equal wire reinforced with stainless steel fittings and adequate size to accomplish cold chemical cleaning in a timely manner.

C.4.2. It shall be the Contractor's responsibility to maintain all Contractor furnished equipment properly calibrated, tested and in a state of repair that, ready for use, to the extent necessary to avoid impacting the performance requirements of this contract.

C.4.3. All contractor furnished cleaning equipment such as hoses, valves, and filters shall be neatly routed out of walkways and pose no trip hazards to ship's forces. Contractor shall furnish hose trees to ensure equipment is out of the way, and line and plastic wrap joints to prevent leaks at hose connections.

C.4.4. The contractor shall provide air boundaries/barriers on all external ship accesses when hoses passing through accesses prevent closing of all existing doors, hatches or scuttles. These boundaries are to be installed especially during cold or wet weather.

C.5. SUP 5252.237-9401 PERSONNEL QUALIFICATIONS (MINIMUM) (JAN 1992)

         (a) Personnel assigned to or utilized by the Contractor in the performance of this contract shall, as a minimum, meet the experience, educational, or other background requirements set forth below and shall be fully capable of performing in an efficient, reliable, and professional manner. If the offeror does not identify the labor categories listed below by the same specific title, then a cross-reference list should be provided in the offeror's proposal identifying the difference.

         (b) The Government will review resumes of contractor personnel proposed to be assigned, and if personnel not currently in the employ of Contractor, a written agreement from potential employee to work will be provided.

         (c) If the ordering Officer/Contracting Officer questions the qualifications or competence of any person performing under the contract, the burden of proof to sustain that the person is qualified as prescribed herein shall be upon the Contractor.

          (d) The Contractor must have the personnel, organization, and administrative control necessary to ensure that the services performed meet all requirements specified in delivery orders. The work history of each Contractor employee shall contain experience directly related to the tasks and functions to be assigned. The Ordering Officer/Contracting Officer reserves the right to determine if a given work history contains necessary and sufficiently detailed, related experience to reasonably ensure the ability for effective and efficient performance.

                      Labor Categories/Minimum Requirements

1) Supervisor (Project Manager): Minimum of four (4) years supervisory experience in the plumbing trade, relevant to repair, cleaning and testing of CHT systems on board US military vessels and is familiar with OSHA and EPA requirements.

2) Quality Assurance Manager: Minimum of four (4) years Q/A experience obtained by writing procedures, implementing Q/A plans, reading and recording data and is familiar with OSHA and EPA requirements.

3) Plumber Maintenance: minimum of four (4) years experience /training in a recognized apprentice to mechanic program or a minimum of four (4) years experience in the plumbing trade, relevant to repair, cleaning and testing of CHT systems on board US military vessels.

4) Journeyman Pipefitter: Minimum of four (4) years experience /training in a recognized apprentice to mechanic program or a minimum of four (4) years experience in piping assembly, fabrication and/or repair of shipboard piping systems, and must demonstrate proficiency in the layout, fabrication, installation, testing, and maintenance of all shipboard piping systems, fresh and salt water, steam lube oil, fuel oil, hydraulic fluid, gaseous fuels, low pressure air and exhaust, drain, boiler bottom blow and soot blower.

5) Journeyman Mechanic (Welder/Brazer):

         (a) Trade knowledge, such as that acquired by serving an apprenticeship in the applicable trade, or four (4) years experience.

         (b) Certification. for pipe welding/brazing shall include but no limited to carbon steel, copper-nickel and aluminum.

         (c) Procedural qualifications and personnel qualifications for pipe welding/brazing shall include but not be limited to carbon steel, copper-nickel and aluminum.

         (d) Certification for pipe welding/brazing dissimilar metals to include but not be limited to copper-nickel to steel and copper to steel.

6) Maintenance Trades Helper: Minimum of two (2) years experience/training assisting journeyman plumber.

7) Laborer: No experience required, the laborer performs tasks which require mainly physical abilities and effort involving little or no specialized skill or prior work experience.

C.6.     REQUIRED STANDARD OF WORKMANSHIP

         Unless otherwise specifically provided in this contract, the quality of all services rendered hereunder shall conform to the highest standards in the relevant profession, trade or field of endeavor. All services shall be rendered by or supervised directly by individuals fully qualified in the relevant profession, trade or field, and holding any licenses required by law.

C.7.     CONTRACTOR PERFORMANCE

         The contractor shall perform the services in this contract as may be ordered by the issuance of task orders from the Ordering Officer(s) at the Supervisor of Shipbuilding, Conversion and Repair, USN, Portsmouth Virginia. When ordered, the services for Chemical Cleaning of Sewage Piping shall be in accordance with the requirements as outlined in this contract. Services shall be provided as specified in Section F herein.

Contractor's  facility  shall be located to respond by surface travel within one
(1) hour of Supervisor of Shipbuilding,  Conversion & Repair,  USN,  Portsmouth,
VA.


C.8.     ORDERING ADDITIONAL WORK/UNDISCLOSED WORK

         (a) The following procedure will be used to order additional work or undisclosed work (any work related to chemical cleaning of piping that is not covered by fixed price line items such as, but not limited to, lagging replacement, urinal replacement, etc.) necessary to satisfactorily complete CHT (Collection, Holding and Transfer) System Cleaning under the contract. Such work may be called for by the issuance of a task order modification by the Ordering officer during the term of the contract.

                  During the course of work under other contract items, the contractor shall promptly recommend to the Ordering officer, in writing, additional work as he discovers the need for such work. Concurrently, the contractor shall quote a price and delivery time for the additional work. The Ordering Officer shall promptly review the recommendation and may, after reaching agreement with the Contractor, issue a Task Order Modification. The Government has no obligation under this paragraph to issue any such task order modification.

                  The contractor shall not proceed with the work until a task order modification is issued. Whenever the Ordering Officer determines that it is in the interest of the Government not to delay performance of the work until a price is negotiated, the Ordering officer may specify in the task order that the contractor shall proceed forthwith. In every case, prior to completion of the work called for therein, the parties shall negotiate a price and delivery schedule as expeditiously as possible and modify the task order accordingly.

         (b) Government work requirements shall be issued as task order modifications under this contract by the Ordering Officer. The Ordering officer will negotiate a firm fixed price for man hours and a ceiling price for materials. The task orders shall set forth the work to be performed and shall refer to the Contract Line Item Number (CLIN) pursuant to which the request was issued. They shall include or be amended to include the price of the work and the delivery schedule therefor.

                  The task order modification shall cite the funds allotted for payment of the work ordered thereby. The provisions of the contract shall be applicable to all task orders issued under this clause. Failure to agree upon a reasonable price shall be considered a "dispute" under the clause of this contract entitled "Disputes". Modifications to task orders may be issued subject to the same conditions as the original task order. The contractor's concurrence as to the terms of the task order or modification will be evidenced by signing the respective document. The term "Work/Task" as used herein includes both supplies and services to the extent covered by the referenced contract item.

         (c) Due to the nature of the application of the equipment, it is necessary that the approval of the Ordering Officer be obtained prior to authorizing performance of additional work under CLINS 1005, 2005, 3005, 4005 and 5005.

         (d) The cost of any additional work due to the negligence of the contractor or its employees or due to their failure to follow specifications or correct trade practices shall be borne entirely by the contractor.


C.9. PRIOR WRITTEN PERMISSION REQUIRED FOR ALL SUBCONTRACTS

         None of the services required by this contract shall be subcontracted to or performed by persons other than the contractor or the contractor's employees without the prior written consent of the Contracting Officer.


C.10. INTERFERENCES

         Offerors are advised that the prices offered for services shall include labor and material necessary for removal and reinstallation of interferences required in SECTION C, herein.


C.11. REIMBURSEMENT OF MATERIAL COSTS

         Cost of Materials. The cost of materials, furnished pursuant to specific authorization by the Ordering Officer shall be reimbursed at the contractor's invoice cost less any discounts to be taken plus applicable DCAA indirect cost(s). No fee shall be allowed on material cost. Expendable material costs for items such as office supplies, report paper, diskettes, printer ribbons, printer wheels/thimbles, drafting equipment and tools of the trade items, such as word processing and reproduction equipment or any equipment that is normally found in an office shall be absorbed by the contractor in his applicable burden rate. The contractor shall support material invoice with copies of paid invoices or store room requisitions to support all direct material costs claimed.


C.12. DELAY/DISRUPTION

         The contractor shall coordinate the work effort on ordered tasks on a daily basis with Ship's Force to prevent changing situations on board ship causing delays and disruptions. Disruptions due to drills, shifting berths, inspections, delay in obtaining access, serving meals and operation of equipment are to be expected and are considered to be normal rather than unusual occurrences during the performance of work on tasks ordered under this contract.

C.13. LIABILITY AND INSURANCE

         (a) The contractor shall assume all liability for and shall indemnify and save harmless the government, its officers, enlisted personnel, agents and employees from and against any loss, damage or injury which may be sustained by any person or persons, whether they be employees agents or representatives of the parties hereto, or third persons, as a result of the performance of this contract. In the event any such claim or demand is made upon the government, its officers, enlisted personnel, agents and employees, or in the event any suit therefore is instituted, the Government shall give immediate notice of such claim or suit to the contractor and will refrain from any payment or demand with respect to such claim or suit without first obtaining the written consent of the contractor. The contractor shall reimburse the government, its officers, enlisted personnel agents and employees for any judgements, payments or expenses occasioned to them in connection with claims, demands or suits of which notice has been given by the government.

         (b) The contractor releases the government, its officers, enlisted personnel, agents and employees from any liability for any loss damage or injury which may be sustained by the contractor in the performance of this contract and hereby agrees to indemnify the government, its officers, enlisted personnel, agents and employees from any loss, damage, or injury which may be sustained by the government, its officers, enlisted personnel, agents and employees in connection therewith.

         (c) Notwithstanding any other provision of this clause, the contractor shall not be required to reimburse the government, its officers, enlisted personnel, agents and employees for any judgements, payments or expenses arising out of its or their negligence.


C.14. EMPLOYMENT OF NAVY PERSONNEL RESTRICTED

         In performing this contract, the contractor will not use as a consultant or employ (on either a full or part time basis) any active duty Navy personnel (civilian or military) without the prior approval of the Contracting Officer. Such approval may be given only in circumstances where it is clear that no laws and no DOD or Navy instructions, regulations, or policies might possibly be contravened and no appearance of a conflict of interest will result.

SECTION E  INSPECTION AND ACCEPTANCE


E.1. FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

         This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting officer will make their full text available.

FEDERAL ACQUISITION REGULATION CLAUSES
--------------------------------------
52.246-4          INSPECTION OF SERVICES  FIXED PRICE               FEB 1992
52.246-16         RESPONSIBILITY OF SUPPLIES                        APR 1984


E.2. INSPECTION AND ACCEPTANCE (DESTINATION)

         Inspection and acceptance of the supplies or services to be furnished hereunder shall be made at destination by the receiving activity, Ship's QA Officer or his designated representative, E7 or above.

         Receiving activity shall execute acceptance certificate on the applicable inspection and receiving report form (DD Form 250, DD Form 1155, or Standard Form 44). The acceptance document shall include the following information:

                  (1) Date of invoice receipt
                  (2) End date  and  percentage  of work  completed
                  (3) Amount certified for payment
                  (4) Certification  and signature by the COR
                  (5) Certification by the Ordering officer for payment
                  (6) Date forwarded to payment office

NOTE: 1. The Ordering Officer or the Contracting Officer's Representative (COR) may inspect work in progress, either at the Contractor's facility or on board any Naval vessel, at any time.

         2. The contractor shall respond to any Government corrective documents, such as Quality Deficiency Reports (QDR'S), etc. issued because of unsatisfactory contract performance. The appropriate corrective actions shall be taken by the contractor and written response shall be provided in accordance with the specific corrective action document requirements.


E.3. INSPECTION AND ACCEPTANCE (ADDITIONAL PROVISIONS)

         The performance by the Contractor and the quality of the work delivered including any equipment furnished, and documentary material written or compiled, shall be subject to in-process review and inspection during performance. Inspection may be accomplished at any work location involved and authorized government personnel shall be permitted to observe the work or to conduct inspection at all reasonable hours. Inspection or test by the Government of any services rendered or supplies furnished hereunder does not relieve the Contractor from any responsibility regarding defects or other failures to meet contract requirements which may be disclosed prior to final acceptance by contract requirements which may be disclosed prior to final acceptance by Supervisor of Shipbuilding, Portsmouth, Virginia authorized representative(s).


E.4. INSPECTION SYSTEM REQUIREMENTS

         The contractor shall accomplish the requirements of Attachment I, CIS Quality System; Provide.

SECTION F - DELIVERIES OR PERFORMANCE


F.I. PAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (MM 1988)

         This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting officer will make their full text available.

FEDERAL ACQUISITION REGULATION CLAUSES
--------------------------------------
52.242-15                  STOP-WORK ORDER                           AUG 1989
52.242-17                  GOVERNMENT DELAY OF WORK                  APR 1984


F.2. DELIVERY OF DATA

         Place and time of delivery of data shall be as specified on the DD Form 1423 (Contract Data Requirements List) which is an exhibit to this contract, unless delivery is deferred at the Government's option by written order of the Contracting Officer.


F.3. TIME OF DELIVERY AND OR PERFORMANCE OF SERVICES "C"

         The actual performance periods will be specified on each individual task order.


F.4. DURATION OF CONTRACT PERIOD

         This contract shall become effective on the date of award, or commencement date specified in the award information (if specified), and shall continue in effect during the following 12 months, unless terminated in accordance with other provisions herein.


F.5. PLACE OF DELIVERY: DESTINATION

         The services to be furnished hereunder shall be performed on vessels located in the Hampton Roads, Virginia Area or other areas as specified on each individual task order.

F.6. EMERGENT WORK "C"

         Approximately 40 percent of all orders issued are classified as "EMERGENT," as determined by the COR. The contractor shall begin performance of emergent work within "24 hours" of verbal or written order by the Contracting Officer/Ordering officer.

SECTION G - CONTRACT ADMINISTRATION DATA


G.1. NAPS 5252.232-9000 SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992)

         (a) "Invoice" as used in this clause does not include contractor's requests for progress payments.

         (b) The contractor shall submit original invoice with one (1) copy to:

                  Supervisor of Shipbuilding, Conversion & Repair, USN
                  P. 0. Box 215  Attn: Code 6101
                  Portsmouth, VA 23705-0215

         Invoices shall be segregated by individual task order.

         (c) The use of Material Inspection and Receiving Reports, DD Form 250, as an invoice is encouraged.

         (d) In addition to the Prompt Payment clause of this contract, the contractor shall cite on each invoice:

                  (1) the Contract Line Item Number (CLIN)
                  (2) the Sub-Line Item Number  (SLIN)
                  (3) the quantity
                  (4) the unit price
                  (5) the extended price
                  (6) the total amount invoiced

G.2. SUP 5252.243-9400  AUTHORIZED CHANGES ONLY BY THE CONTRACTING  OFFICER (JAN
                        1992)

         (a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the Contractor's facilities or in any other manner communicates with Contractor personnel during the performance of this contract shall constitute a change under the "Changes" clause of this contract.

         (b) The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

G.2. SUP 5252.243-9400  AUTHORIZED CHANGES ONLY BY THE CONTRACTING  OFFICER (JAN
                        1992) (continued)

         (c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer's. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof.

The address and telephone number of the Administrative Contracting Office will be:

                  Ron Cates, SUPSHIP Code 422.4
                  Supervisor of Shipbuilding, Conversion and Repair, USN
                  P. 0. Box 215
                  Portsmouth, VA 23705-0215
                  (757) 396-5041 X426

SECTION H SPECIAL C0NTRACT REQUIREMENTS


H.1.     CONTRACTING OFFICER'S REPRESENTATIVE (COR) "C"

         (a) The COR for this contract is: J. C. Tenney

         (b) The Alternate COR for this contract is: J. D. Weaver

         (c) The COR will act as the Contracting Officer's representative for technical matters, providing technical direction and discussion, as necessary, with respect to the specification or statement of work, and monitoring the progress and quality of contractor performance. The COR is not an Administrative Contracting Officer and does not have authority to direct the accomplishment of effort which is beyond the scope of the statement of work in the contract (or task order).

         (d) When, in the opinion of the contractor, the COR requests effort outside the existing scope of the contract (or task order), the contractor shall promptly notify the contracting officer (or ordering officer) in writing. No action shall be taken by the contractor under such direction until the contracting officer has issued a modification to the contract (or in the case of a task order, until the ordering officer has issued a modification to the task order) ; or until the issue has been otherwise resolved.

         (e) In the event that the COR named above is absent due to leave, illness or official business, all responsibilities and functions assigned to the COR will be the responsibility of the alternate COR.

         (f) The COR is designated as the Property Administrator to ensure compliance with FAR Part 45 with respect to control of government property.


H.2. LIABILITY, AUTOMOBILE AND WORKMEN'S COMPENSATION INSURANCE

         The following types of insurance are required in accordance with the clause entitled "INSURANCE WORK ON A GOVERNMENT INSTALLATION" (FAR 52.228-5) and shall be maintained in the minimum amounts shown:

1. Comprehensive General Liability: $200,000 per person and $500,000 per accident for bodily injury.
2. Automobile Insurance: $200,000 per person and $500,000 per accident for bodily injury and $20,000 per accident for property damage.
3. Standard Workmen's Compensation and Employer's Liability insurance (or, where maritime employment is involved, Longshoremen's and Harbor Workers Compensation Insurance) in the minimum amount of $100,000.

H.3.     REIMBURSEMENT OF TRAVEL COSTS

         (a) Travel

                  (1) Area of travel. Performance under this contract may require travel by contractor personnel. If travel, domestic or overseas, is required, the contractor is responsible for making all needed arrangements for his personnel. This includes but is not limited to the following:

                           Medical Examinations
                           Immunization
                           Passports, visas, etc.
                           Security Clearances

                           All contractor  personnel required to perform work on
any U.S. military vessel will have to obtain boarding authorization from the Commanding Officer of the vessel prior to boarding.

                  (2) Travel Policy. The Government will reimburse the contractor for allowable travel costs incurred by the contractor in performance of the contract and determined to be in accordance with FAR subpart 31.2, subject to the following provisions:

                           Travel   required  for  tasks   assigned  under  this
contract shall be governed in accordance with rules set forth for temporary duty travel in the Department of Defense Joint Travel Regulations: Vol. 2 for Civilian Personnel.

                  (3) Travel. Travel, subsistence, and associated labor charges for travel time are authorized for travel beyond a 50 mile radius of the local office, whenever a task assignment requires work to be accomplished at a temporary alternate work site. No travel, subsistence, or associated labor charges for travel time shall be charged for work performed within a 50 mile radius of the contractor's local office.

                           Travel  performed for personal  convenience and daily
travel to and from work at contractor's facility will not be reimbursed.

                  (4) Per Diem. Per them for travel on work assigned under this contract will be reimbursed to employees consistent with company policy, but not to exceed the amount authorized in the Department of Defense Joint Travel Regulations.

                  (5)  Shipboard  Stays.   Whenever  work  assignments   require
temporary duty aboard a Government ship, the contractor will be reimbursed at the per them rates identified in paragraphs C8101.2C or C81181.3B(6) of the DOD Joint Travel Regulations, Volume 2.

                  (6) Air/Rail Travel. In rendering the services, the contractor shall be reimbursed for the actual costs of transportation incurred by its personnel not to exceed the cost of tourist class rail, or plane fare, to the extent that such transportation is necessary for the performance of the services hereunder and is authorized by the Ordering Officer. Such authorization by the Ordering officer shall be indicated in the order or in some other suitable written form.

                  NOTE: To the maximum extent practicable without the impairment of the effectiveness of the mission, transportation shall be tourist class. In the event that only first class travel is available, it will be allowed, provided justification therefore is fully documented and warranted.

                  (7) Private Automobile. The use of privately owned conveyance within the continental United States by the traveler will be reimbursed to the contractor at the mileage rate allowed by Joint Travel Regulations. Authorization for use of privately owned conveyance shall be indicated on the order. Distances traveled between points shall be shown in standard highway mileage guides. Any deviations from distance shown in such standard mileage guides shall be explained by the traveler on his expense sheet.

                  (8) Car Rental. The contractor shall be entitled to reimbursement for car rental, exclusive of mileage charges, as authorized by each order, when the services are required to be performed outside the normal commuting distance from the contractor's facilities. Car rental for TDY teams will be limited to a rate of one car for every four (4) persons on TDY at one site.


H.4.     DEPARTMENT OF LABOR DETERMINATION OF MINIMUM WAGES AND FRINGE BENEFITS

         A wage determination applicable to this work has been requested from the U.S. Department of Labor. ATTACHMENT VIII hereto sets forth the current Department of Labor Wage Determination No.: 94-2543 REV 13 dtd 3 Feb 1997 on file in this office. Compliance with this wage determination is mandatory until you are notified of a more recent revision to these determinations.

H.5.     MINIMUM AND MAXIMUM QUANTITIES

         As referred to in paragraph (b) of the "Indefinite Quantity" clause of this contract, the contract minimum quantity is a total of five (5) percent of the contract price for the base year only.
The contract maximum quantity is a total of $3.5 million for each lot.


H.6.     WARRANTY OF SERVICES

         (a) DEFINITIONS. "Acceptance" as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing and identified supplies, or approves specific services, as partial or complete performance of the contract.

"Correction" as used in this clause, means the elimination of a defect.

         (b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the contractor warrants that all services performed under this contract will at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give notice of any defect or nonconformance to the Contractor within 90 days from the date of acceptance by the Government. The notice shall state either (1) that the contractor shall correct or reperform any defective or nonconforming services, or reperformance.

         (c) If the Contractor is required to correct or reperform, it shall be at no cost to the Government, and any services corrected or reperformed by the contractor shall be subject to this clause to the same extent as work initially performed. If the contractor fails or refuses to correct or reperform, the Contracting Officer may be contract or otherwise, correct or replace with similar services and charge to the Contractor the cost occasioned to the Government thereby, or make an equitable adjustment in the contract price.

         (d) If the Government does not reuire correction or reperformance, the Contracting Officer shall make an equitable adjustment in the contract price.

SECTION I - CONTRACT CLAUSES

I.1.     FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

         This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FEDERAL ACQUISITION REGULATION CLAUSES
--------------------------------------

52.202-1          DEFINITIONS                                      OCT 1995
52.203-3          GRATUITIES                                       APR 1984
52.203-5          COVENANT AGAINST CONTINGENT FEES                 APR 1984
52.203-6          RESTRICTIONS ON SUBCONTRACTOR SALES              OCT 1995
                  TO THE GOVERNMENT
52.203-7          ANTI-KICKBACK PROCEDURES                         JUL 1995
52.203-10         PRICE OR FEE ADJUSTMENT FOR ILLEGAL              JAN 1990
                  OR IMPROPER ACTIVITY
52.203-12         LIMITATION ON PAYMENTS TO INFLUENCE              JAN 1990
                  CERTAIN FEDERAL TRANSACTIONS
52.204-4          PRINTING/COPYING DOUBLE SIDED ON                 MAY 1995
                  RECYCLED PAPER
52.209-6          PROTECTING THE GOVERNMENT'S INTEREST             AUG 1995
                  WHEN SUBCONTRACTING WITH CONTRACTORS
                  DEBARRED, SUSPENDED, OR PROPOSED FOR
                  DEBARMENT
52.211-5          NEW MATERIAL                                     MAY 1995
52.211-7          OTHER THAN NEW MATERIAL, RESIDUAL                MAY 1995
                  INVENTORY, AND FORMER GOVERNMENT
                  SURPLUS PROPERTY
52.21-14          NOTICE OF PRIORITY RATING FOR NATIONAL           SEP 1990
                  DEFENSE USE
52.211-15         DEFENSE PRIORITY AND ALLOCATION REQUIRE.         SEP 1990
52.215-2          AUDIT--NEGOTIATION                               OCT 1995
52.215-3          PREPARATION OF OFFERS                            APR 1984
52.215-5          SOLICITATION DEFINITIONS                         JUL 1987
52.215-22         PRICE REDUCTION FOR DEFECTIVE COST OR            OCT 1995
                  PRICING DATA
52.215-23         PRICE REDUCTION FOR DEFECTIVE COST OR            OCT 1995
                  PRICING DATA - MODIFICATIONS
52.215-24         SUBCONTRACTOR COST OR PRICING DATA               OCT 1995
52.215-25         SUBCONTRACTOR COST OR PRICING DATA -             OCT 1995
                  MODIFICATIONS
52.215-27         TERMINATION OF DEFINED BENEFIT PENSION           MAR 1996
                  PLANS
52.215-30         FACILITIES CAPITAL COST OF MONEY                 SEP 1987
52.215-33         ORDER OR PRECEDENCE                              JAN 1986
52.215-3          REVISION OF ADJUSTMENT OF PLANS FOR POST         MAR 1996
                  RETIREMENT BENEFITS OTHER THAN PENSION
52.215-40         NOTIFICATION OF OWNERSHIP CHANGES                FEB 1995

52.216-18         ORDERING                                         OCT 1995
                  (a)...the effective dat of award of
                        contract through the twelve (12)
                        Months thereafter, unless
                        extended by the exercise of
                        options contained herein.

52.216-19         DELIVERY-ORDER LIMITATIONS                       OCT 1995
                  ...   (a)$500.00
                  ...   (b)(1)$500,000.00;
                           (2)$900,000.00; or
                           (3)30 days
                  ...   (d)two days after issuance

52.216-22         INDEFINITE QUANTITY                              OCT 1995
                  ...   (f) the Contractor shall not be required
                            To make any  deliveries  under  this
                            contract  120 days after  expiration
                            of contract effective date.

52.217-8          OPTION TO EXTEND SERVICES                        OCT 1995
52.217-9          OPTION TO EXTEND THE TERM OF THE CONTRACT        MAR 1989
                  (a)...     30 days
                  (b)...     5 years

52.219-16         LIQUIDATED DAMAGES - SMALL BUSINESS              OCT 1995
                  SUBCONTRACTING PLAN
52.219-8          UTILIZATION OF SMALL BUSINESS CONCERNS           OCT 1995
                  AND SMALL DISADVANTAGE BUSINESS CONCERNS
52.219-9          SMALL BUSINESS AND SMALL DISADVANTAGE            OCT 1995
                  BUSINESS SUBCONTRACTING PLAN
52.219-14         LIMITATION ON SUBCONTRACTING                     JAN 1991
52.22-1           NOTICE OF LABOR DISPUTES                         APR 1984
52.22-3           CONVICT LABOR                                    APR 1984
52.22-4           CONTRACT WORK HOURS AND SAFETY STANDARDS         JUL 1995
                  ACT - OVERTIME COMPENSATION
52.22-26          EQUAL OPPORTUNITY                                APR 1984
52.22-28          EQUAL OPPORTUNITY PREAWARD CLEARANCE OF          APR 1984
                  SUBCONTRACTS
52.22-35          AFFIRMATIVE ACTION FOR SPECIAL DISABLED          APR 1984
                  AND VIETNAM ERA VETERNAS
52.22-36          AFFIRMATIVE ACTION FOR HANDICAPPED               APR 1984
                  WORKERS
52.22-37          EMPLOYMENT REPORTS ON SPECIAL DISABLED           JAN 1988
                  VETERNAS AND VETERANS OF THE VIETNAM ERA
52.22-41          SERVICE CONTRACT ACT OF 1965, AS AMENDED         MAY 1989
52.22-43          FAIR LABOR STANDARDS ACT AND SERVICE             MAY 1989
                  CONTRACT ACT - PRICE ADJUSTMENT

                  (MULTIPLE YEAR AND OPTION CONTRACTS)
52.22-44          FAIR LABOR STANDARDS ACT AND                     MAY 1989
                  SERVICE CONTRACT ACT PRICING ADJUSTMENTS
52.223-2          CLEAN AIR AND WATER                              APR 1984
52.223-3          HAARDOUS MATERIAL IDENTIFICATION AND             NOV 1991
                  MATERIAL AFETY DATA
52.223-6          DRUG-FREE WORKPLACE                              JUL 1990
52.225-10         DUTY FREE ENTRY                                  APR 1984
52.225-11         RESTRICTIONS ON CERTAIN FOREIGN PURCHASES        MAY 1992
52.227-1          AUTHORIZATION AND CONSENT                        JUL 1995
52.227-2          NOTICE AND ASSISTANCE REGARDING PATENT           APR 1984
                  AND COPYRIGHT INFRINGEMENT
52.228-5          INSURANCE-WORK ON A GOVERNMENT INSTALL.          SEP 1989
52.229-3          FEDERAL, STATE, AND LOCAL TAXES                  JAN 1991
52.229-5          TAXES - CONTRACTS PERFORMED IN U.S.              APR 1984
                  POSSESSIONS OR PUERTO RICO
52.230-2          COST ACCOUNTING STANDARDS                        APR 1996
52.232-1          PAYMENTS                                         APR 1984
52.232-7          PAYMENTS UNDER TIME AND MATERIAL AND             APR 1984
                  LABOR HOUR CONTRACTS (ALTERNATE I)
                  *5% WITHHOLDING WAIVED
52.232-8          DISCOUNTS FOR PROMPT PAYMENT                     APR 1989
52.232-11         EXTRAS                                           APR 1984
52.232-17         INTEREST                                         JUN 1996
52.232-23         ASSIGNMENT OF CLAIMS                             JAN 1986
52.232-25         PROMPT PAYMENT                                   MAR 1994
52.232-28         ELECTRONIC FUNDS TRANSFER PAYMENT METHODS        APR 1989
52.232-33         MANDATORY INFORMATION OR ELECTRONIC FUNDS        AUG 1996
                  TRANSFER PAYMENT
52.232-34         OPTIONAL INFORMATION FOR ELECTRONIC              AUG 1996
                  FUNDS TRANSFER PAYMENT
52.233-1          DISPUTES (ALTERNATE I) (DEC 1991)                OCT 1995
52.233-3          PROTEST AFTER AWARD                              OCT 1995
52.237-2          PROTECTION OF GOVERNMENT BUILDINGS,              JAN 1991
                  EQUIPMENTS, AND VEGETATION
52.237-3          CONTINUITY OF SERVICES                           JAN 1991
52.242-13         BANKRUPTCY                                       JUL 1995
52.243-1          CHANGES (ALTERNATE I)                            AUG 1987
52.244-1          SUCONTRACTS (FIXED-PRICE CONTRACTS)              FEB 1995
52.245-2          GOVERNMENT PROPERTY FIXED PRICE                  AUG 1987
52.246-25         LIMITATION OF LIABILITY - SERVICES               APR 1984
52.244-5          COMPETITION IN SUBCONTRACTING                    JAN 1996
52.248-1          VALUE ENGINEERING                                MAR 1989
52.249-4          TERMINATION FOR CONVENIENCE OF THE               APR 1984
                  GOVERNMENT (SERVICES) (SHORT FORM)
52.249-8          DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)         APR 1984

DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CLAUSES

252.201-7000       CONTRACTING OFFICER'S REPRESENTATIVE            DEC 1991
252.203-7000       STATUTORY PROHIBITION ON COMPENSATION           NOV 1995
                   TO FORMER DEPARTMENT OF DEFENSE
                   EMPLOYEES
252.203-7001       SPECIAL PROHIBITION ON EMPLOYMENT               NOV 1995
252.203-7002       DISPLAY OF DOD HOTLINE POSTER                   DEC 1991
252.204-7003       CONTROL OF GOVERNMENT PERSONNEL WORK            APR 1992
                   PRODUCT
252.205-7000       PROVISION OF INFORMATION TO COOPERATIVE         DEC 1991
                   AGREEMENT HOLDERS
252.215-7000       PRICING ADJUSTMENTS                             DEC 1991
252.215-7002       COST ESTIMATING SYSTEM REQUIREMENTS             DEC 1991
252.223-7001       HAZARD WARNING LABELS                           DEC 1991
252.223-7004       DRUG-FREE WORK FORCE                            SEP 1988
252.233-7005       HAZARDOUS WASTE LIABILITY                       OCT 1992
252.223-7006       PROHIBITION ON STORAGE AND DISPOSAL OF          APR 1993
                   TOXIC WASTE AND HAZARDOUS MATERIALS
252.225-7031       SECONDARY ARAB BOYCOTT OF ISRAEL                JUN 1992
252.225-7032       WAIVER OF UNITED KINGDOM LEVIES                 OCT 1992
252.227-7013       RIGHTS IN TECHNICAL DATA AND COMPUTER           NOV 1995
                   SOFTWARE
252.227-7018       RIGHTS IN NONCOMMERCIAL TECHNICAL DATA          JUN 1995
                   AND COMPUTER SOFTWARE - SMALL BUSINESS
                   INNOVATION RESEARCH PROGRAM
252.227-7028       TECHNICAL DATA OR COMPUTER SOFTWARE             JUN 1995
                   DELIVERED TO THE GOVERNMENT
252.227-7030       TECHNICAL DATA--WITHHOLDING OF PAYMENT          OCT 1988
252.227-7036       CERTIFICATION OF TECHNICAL DATA CONFORMITY      MAY 1987
252.227-7037       VALIDATION OF RESTRICTIVE MARKINGS ON           NOV 1995
                   TECHNICAL DATA
252.231-7000       SUPPLEMENTAL COST PRINCIPLES                    DEC 1991
252.232-7006       REDUCTION OR SUSPENSION OF CONTRACT             AUG 1992
                   PAYMENTS UPON FINDING OF FRAUD
252.233-7000       CERTIFICATION OF CLAIM AND REQUESTS FOR         MAY 1994
                   ADJUSTMENT OR RELIEF
252.424-7000       POST AWARD CONFERENCE                           DEC 1991
252.246-7000       MATERIAL INSPECTION AND RECEIVING REPORT        DEC 1991
252.246-7001       WARRANTY OF DATA                                DEC 1991
252.249-7001       NOTIFICATION OF SUBSTANTIAL IMPACT ON           DEC 1991
                   EMPLOYMENT

I.2. FAR 52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
                  IMPROPER ACTIVITY (JAN 1997)

         (a) If the Government receives information that a contractor or a person has engaged in conduct constituting a violation of subsections (a), (b), (c ) or (d) of Section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423) (the Act), as amended by Section 4304 of the National Defense Authorization Act for Fiscal Year 1996 (Pub. L. 104-106), the Government may--

                  (1) Cancel the solicitation, if the contract has not yet been awarded or issued; or

                  (2) Rescind the contract with respect to which--

                           (i)  The   Contractor  or  someone   acting  for  the
Contractor has been convicted for an offense where the conduct constitutes a violation of subsection 27(a) or (b) of the Act for the purpose of either--

                           (A)  Exchanging  the  information   covered  by  such
subsections for anything of value; or

                           (B)   obtaining  or  giving   anyone  a   competitive
advantage in the award of a Federal agency procurement contract; or

                           (ii)  The  head  of  the  contracting   activity  has
determined, based upon a preponderance of the evidence, that the Contractor or someone acting for the Contractor has engaged in conduct constituting an offense punishable under subsection 27(e) (1) of the Act.

         (b) If the Government rescinds the contract under paragraph (a) of this clause, the Government is entitled to recover, in addition to any penalty prescribed by law, the amount expended under the contract.

         (c) The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law, regulation, or under this contract.


I.3. 52.203-10 PRICE OR FEE ADJUSTMENT FOR-ILLEGAL OR IMPROPER ACTIVITY (JAN
               1997)

         (a) The Government, at its election, may reduce the price of a fixed price type contract and the total cost and fee under a cost-type contract by the amount of profit or fee determined as set forth in paragraph (b) of this clause if the head of the contracting activity or designee determines that there was a violation of subsection 27 (a), (b) or (c) or the office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), as implemented in Section 3.104 of the Federal Acquisition Regulation.

         (b) The price or fee reduction referred to in paragraph (a) of this clause shall be

                  (1) For cost-plus-fixed-fee contracts, the amount of the fee specified in the contract at the time of award;

                  (2) For Cost-plus-incentive-fee contracts, the target fee specified in the contract at the time of award, notwithstanding any minimum fee or "fee floor" specified in the contract;

                  (3) For cost-plus-award-fee contracts contract award;

                           (i) The base fee  established  in the contract at the
time of contract award;

                           (ii) If no base fee is specified in the contract,  30
percent of the amount of each award fee otherwise payable to the Contractor for each award fee evaluation period or at each award fee determination point.

                  (4) For fixed-price-incentive contracts, the Government may--

                           (i) Reduce the  contract  target  price and  contract
target profit by an amount equal to the initial target profit specified in the contract at the time of contract award; or

                           (ii)  If an  immediate  adjustment  to  the  contract
target price and contract target profit would have a significant adverse impact on the incentive price revision relationship under the contract, or adversely, affect the contract financing provisions, the Contracting Officer may defer such adjustment until establishment of the total final price of the contract. The total final price established in accordance with the incentive price revision provisions of the contract shall be reduced by an amount equal to the initial target profit specified in the contract at the time of contract award and such reduced price shall be the total final contract price.

                  (5) For firm-fixed-price contracts, by 10 percent of the initial contract price or a profit amount determined by the Contracting Officer from records or documents in existence prior to the date of the contract award.

         (c) The Government may, at its election, reduce a prime contractor's price or fee in accordance with the procedures of paragraph (b) of this clause for violations of the Act by its subcontractors by an amount not to exceed the amount of profit or fee reflected in the subcontract at the time the subcontract was first definitively priced.

         (d) In addition to the remedies in paragraphs (a) and (c) of this clause, the Government may terminate this contract for default. The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law or under this contract.

I.4. 52.215-26 INTEGRITY OF UNIT PRICES (JAN 1997)

         (a) Any proposal submitted for the negotiation of prices for items of supplies shall distribute costs within contracts on a basis that ensures that unit prices are in proportion to the items' base cost (e.g., manufacturing or acquisition costs). Any method of distributing costs to line items that distorts unit prices shall not be used. For example, distributing costs equally among line items is not acceptable except when there is little or no variation in base cost. Nothing in this paragraph requires submission of cost or pricing data not otherwise required by law or regulation.

         (b) The Offeror/Contractor shall also identify those supplies which it will not manufacture or to which it will not contribute significant value when requested by the Contracting Officer.


I.5. 52.222-42 STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (MAY 1989)

         In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

THIS STATEMENT IS FOR INFORMATION ONLY: IT IS NOT A WAGE DETERMINATION

          EMPLOYEE                            CLASS               HOURLY WAGE

          Plumber Maintenance                 23800               $12.87
          Maintenance Trades-
             Helper                           23580               $10.49
          Laborer                             11180               $ 8.58


                                 FRINGE BENEFITS

Ten (1) paid holidays as follows: New Years Day, Martin Luther King's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Paid annual leave (vacation) as follows:

         a. Two (2) hours of annual leave each week for an employee with less than three (3) years of service.

         b. Three (3) hours of annual leave each week for employee with three (3), but less than fifteen (15) years of service.

         c. Four (4) hours of annual leave each week for an employee with fifteen (15) or more years of service.

Paid     sick leave of two (2) hours per week.

Health Insurance--The Government pays 60-75 percent of the premium for health insurance. The percentage paid depends upon the plan selected by the employee, if the employee elects to carry health insurance.

Basic Life Insurance--one third of the cost of basic life insurance is paid by the Government, if the employee elects to carry life insurance.

Retirement--Under the Civil Service Retirement system, the Government matches up to a 7%) contribution by the employee towards retirement. In the event an employee does not retire (i.e., resignation, removals, etc.), there is not Government contribution. Under the new Federal Employees Retirement System, The Government matches up to a five percent (5%) contribution.


1.6. ORAL ORDERS (INDEFINITE DELIVERY CONTRACTS)

         (a) oral orders may be placed providing the following conditions are complied with:

                  (1) Contractor will furnish with each shipment a delivery ticket, in triplicate, showing: contract number, order number under the contract, date order was placed, name and title of person placing order, an itemized listing of supplies or services furnished, unit price and extension of each item, and delivery or performance date.

                  (2) Invoices for supplies or services furnished in response to oral orders will be accompanied with a received copy of each related delivery ticket.

                  (3) Ordering activity shall designate in writing the names of individuals authorized to place oral orders and will furnish a copy thereof to the contractor.

                  (4) Written confirmation of oral orders will be issued as a means of documenting the oral order within ten (10) working days.

1.7. SUP 5252.216-9403 WRITTEN ORDERS (INDEFINITE DELIVERY CONTRACTS) (JAN 1992)

         Written orders (on DD Form 1155) will contain the following information consistent with the terms of the contract:

                  (a)      Date of order
                  (b)      Contract number and order number.
                  (c) Item number and description, quantity ordered, unit price and contract price.
                  (d)      Delivery or performance date.
                  (e) Place of delivery or performing (including consignee)
                  (f) Packaging, packing, and shipping instructions if any required.
                  (g)      Accounting and appropriation data.
                  (h) Inspection invoicing and payment provisions to the extend not covered in the contract; and any other pertinent information.

I.8.     HAZARDOUS MATERIALS (JUN 1994) (NAVSUP)

         (a) Hazardous materials as used in this clause means any material defined as hazardous within the applicable modal regulations governing packaging, handling, storage and transportation (including revisions adopted during the term of this contract). Such definitions include the following:

         CLASS/DIVISION     DEFINITION
         --------------     ----------

                  1         Explosives
                  2.1       Flammable Gas
                  2.2       Non-flammable Compressed Gas
                  2.3       Gas Poisonous by Inhalation
                  3         Flammable Liquid (not more than 141 F
                            Flash point
                  4.1       Flammable Solid
                  4.2       Spontaneously Combustible Material
                  4.3       Dangerous When Wet Material
                  5.1       Oxidizer
                  5.2       Organic Peroxides
                  6.1       Poisonous Material
                  6.2       Infectious Substances
                  7         Radioactive Material
                  8         Corrosive Material
                  9         Miscellaneous Hazardous Material/Other
                            Regulated Material (ORM)

         (b) Preservation, packaging and packing of hazardous materials shipped hereunder shall be in accordance with the requirements of Department Of
Transportation Code of Federal Regulation, Title 49, Part 100-199, as applicable. In the event of any discrepancy between the contract and Title 49, Title 49 shall govern, unless another modal regulation is applicable (See paragraphs (e), (f) and (g) below.

         (c) Marking and labeling shall be in accordance with MIL-STD-129 and Title 49, as applicable. In the event of any contradiction between the two documents, Title 49 shall govern.

         (d) Transportation shall be in accordance with Title 49; however, hazardous material shipped via the U. S. Postal Service shall be shipped in accordance with U. S. Postal Service Publication #52.

         (e) Hazardous materials intended for shipment via water transportation shall be packaged, packed, marked and labeled in accordance with the International Maritime Organization International Maritime Dangerous Goods
(IMDG) Code.

         (f) Hazardous materials intended for shipment, via commercial air, shall be packaged, packed, marked, labeled and certified in accordance with the International Civil Aviation Organization (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods By Air or the International Air Transport Association (IATA) Dangerous Goods Regulations.

         (g) Hazardous materials intended for shipment, via military aircraft shall be packaged, packed, marked, labeled, and certified in accordance with AFJMAN 24-204 (Formerly AFT 71-4) TM 38-250/NAVSUP PUB 505/MCO P4030.19/DLAM 4145.3 (Preparing Hazardous Material For Military Air Shipments).

         (h) If the hazardous material required to be. shipped under this contract is a non-regulated limited quantity as defined by applicable modal regulations, it shall be packaged to meet the requirements of Level A packaging listed in MIL-STD-2073.

         (i) In additional to the above, packaging (container and containment components) designs shall pass all applicable packaging performance tests in accordance with Title 49, the ICAO/IATA and IMDG, as applicable. Compressed gases are excluded from these tests. Each packaging of acceptable design shall bear certification markings outlined in Title 49. All certificates and test reports indicating test compliance shall be available for inspection by authorized government representatives.

         (j) A test report and special packaging instruction shall be submitted in accordance with DD Form 1423, Contact Data Requirements List, referencing Data Item Description (DIDs) DI-PACK-81059 (Performance Oriented Packaging Test Report) and DI-PACK-80121 (Special Packaging Instruction) . When these DIDs are referenced, only packaging materials controlled by Military or Federal Specifications may be used, unless superseded by commercial standards which have been adopted for government use.

         (k)  A  Material  Safety  Data  Sheet,   prepared  in  accordance  with
FED-STD-313 and a copy of the Hazard Warning Labels shall be forwarded to the applicable contracting activity.

SECTION J - LIST OF ATTACHMENTS


THE FOLLOWING  LIST OF DOCUMENTS  (ATTACHMENTS)  ATTACHED  HEREOT FORM A PART OF
--------------------------------------------------------------------------------
THIS SOLICITATION:
------------------

1.       EXHIBIT A         -     DD FORM 1423:  CONTRACT DATA REQUIREMENTS LIST,
                                 A001 THROUGH A009

2.       ATTACHMENT I      -     SUPSHIP Portsmouth CIS Quality System;  Provide
                                 (6 pages)

3.       ATTACHMENT II     -     GWI/042-01  titled,  GENERAL  REQUIREMENTS  FOR
                                 WORK WITHIN COMNAVBASE  NORFOLK (PCP), DATED 21
                                 Jan 1997 (6 pages)

4.       ATTACHMENT III    -     GWI/042-02  titled,  GENERAL  REQUIREMENTS  FOR
                                 WORK WITHIN NAVAL AMHPIBIOUS BASE LITTLE CREEK;
                                 ACCOMPLISH, dated 21 Jan 1997. (8 pages)

5.       ATTACHMENT IV     -     GWI/O42-03  titled,  GENERAL  REQUIREMENTS  FOR
                                 WORK WITHIN THE CONTRACTOR'S PLANT (PCP), dated
                                 21 Jan 1997 (4 pages)

6.       ATTACHMENT V      -     GWI/042-11  titled,  GENERAL  REQUIREMENTS  FOR
                                 WORK WITHIN NORFOLK NAVAL SHIPYARD (PCP), dated
                                 27 Feb 1997. (19 pages)

7.       ATTACHMENT VI     -     NAVSEA  Standard  Work Item  (SWI  File  Number
                                 077-01)  titled,  HAZARDOUS  WASTE  PRODUCED ON
                                 NAVAL VESSELS, CONTROL, dated 04 Apr 1997. (5 pages)

8.       ATTACHMENT VII    -     NAVSEA  Standard  Work Item (ITEM NO.  009-32),
                                 CLEANING and PAINTING REQUIREMENTS; ACCOMPLISH, dated 13 Sep 1996. (54 pages)

9.       ATTACHMENT VIII   -     DEPARTMENT  OF  LABOR  WAGE  DETERMINATION  NO:
                                 94-2543 (REV 13) dated 3 Feb. 1997. (9 pages)

10.      ATTACHMENT IX     -     NAVY VALUE  ENGINEERING  GUIDE FOR  CONTRACTORS
                                 WITH  VALUE  ENGINEERING  INCENTIVES  FLYER  (7
                                 pages).

THE FOLLOWING  LIST OF DOCUMENTS  (ATTACHMENTS)  ATTACHED  HEREOT FORM A PART OF
--------------------------------------------------------------------------------
THIS SOLICITATION:
------------------



11.      ATTACHMENT X      -     CLIENT AUTHORIZATION LETTER

12.      ATTACHMENT XI     -     GW/1/042-08  titled,  GENERAL  REQUIREMENTS FOR
                                 WORK WITHIN  NORFOLK NAVAL  SHIPYARD (PCP) (FOR
                                 SHIPS UTILIZING CONVENIENCE BERTHING), dated 27
                                 Feb 1997. (16 pages).

SECTION K-REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS


K.1. far 52.252-1  SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (JUN 1998)

         This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full test available.

FEDERAL ACQUISITION REGULATION PROVISIONS
-----------------------------------------

52.203.11         CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS      APR 1991
                  TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
52.222.21         CERTIFICATION OF NONSEGREGATED FACILITIES            APR 1984
52.223-5          CERTIFICATION REGARDING A DRUG-FREE WORKPLACE        JUL 1995


K.2 FAR 52.203.2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1985)

         (a) The offeror certifies that -

                  (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered.

                  (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation unless otherwise required by law; and

                  (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

         (b) Each signature on the offer is considered to be a certification by the signatory that the signatory -

                  (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in nay action contrary to subparagraphs (a)(1) through (a)(3) above; or

K.2 FAR 52.203.2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1985)

                  (2)(i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs
(a)(1) through (a)(3) above Patrick E. Lien, Regional Director (insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization):

                  (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

                  (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

         (c) If the offeror deletes or modified subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.


K.3      FAR 52.204-3 TAXPAYER IDENTIFICATION (MAR 1994)

         (a) "Common parent," as used in this solicitation provision, means that corporately entity that owns or controls an affiliated group or corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

         "Corporate status," used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

         "Taxpayer Identification Number (TIN), "as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

         (b) All offerors are required to submit the information required in paragraphs (c) through (o) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041A, and 6050M and the implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to the reporting requirements described in FAR 4.903, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

         (c) Taxpayer Identification Number (TIN):

                  ( X) TIN: 86-0570800.

                  ( ) TIN has been applied for.

                  ( ) TIN is not required because:

                  ( ) Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.:

                  ( ) Offeror is an agency or instrumentality of a foreign government,

                  ( ) Offeror is an agency or instrumentality of a Federal, state or local government;

                  ( ) Other. State basis.

         (d) Corporate Status.

                  ( ) Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;
                  ( ) Other corporate entity;
                  ( ) Not a corporate entity;
                  ( ) Sole proprietorship;
                  ( ) Partnership
                  ( ) Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

         (e) Common parent.

                  ( ) Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.

                  ( ) Name and TIN of common parent:

                  Name:
                        -------------------------------------

                  TIN:
                        -------------------------------------


K.4.  FAR  52.209-5  CERTIFICATION  REGARDING  DEBARMENT,  SUSPENSION,  PROPOSED
                     DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (MAR 1996)

         (a) (1) The Offeror certifies, to the best of its knowledge and belief, that --

                  (i) The Offeror and/or any of its Principals --

                           (A)  Are [ ] I  are  not  [ X ]  presently  debarred,
suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

                           (B) Have [ ] I have not [ X ] ,  within a  three-year
period preceding this offer, been convicted of or had a civil judgement rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

                           (C) Are [ ] are not [ X ] presently  indicted for, or
otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a) (1) (i) (B) of this provision.

                  (ii) The Offeror has [ ]I has not [ X ] within a three-year period preceding this offer, bad one or more contracts terminated for default: by any Federal agency

                  (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; arid, persons having primary management or supervisory responsibilities Within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

         (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

         (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

K.4.  FAR  52.209-5  CERTIFICATION  REGARDING  DEBARMENT,  SUSPENSION,  PROPOSED
                     DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (MAR 1996) (continued)

         (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

         (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.


K.5. FAR 52.215-6 TYPE OF BUSINESS ORGANIZATION (JUL 1987)

         The offeror or quoter, by checking the applicable box, represents that

                  (a) It operates as (X) a corporation incorporated under the laws of the State of Delaware, ( ) an individual, ( ) a partnership, ( ) a nonprofit organization, or ( ) a joint venture; or

                  (b) If the offeror or quoter is a foreign entity, it operates as ( ) an individual, ( ) a partnership, ( ) a nonprofit organization, ( ) a joint venture, or ( ) a corporation, registered for business in (Country).


K.6. FAR 52.215-11 AUTHORIZED NEGOTIATORS (APR 1984)

         The offeror or quoter reprsents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:

         Patrick E. Lien, Regional Director                        757-488-3570
         Jimmy D. Humrich, Program Manager                         757-488-3570


K.7. FAR 52.219-1 SMALL BUSINESS CONCERN REPRESENTATIVES (OCT 1995)

         (a) (1) The standard industrial classification (SIC) code for this acquisition is 7699.

                  (2) The small business size standard is $5 million.

                  (3) The small business size standard for a concern which submits an offer in its own name, other than a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

         (b) Representation.

                  (1) The offeror represents and certifies as part of its offer that it ( X ) is, ( ) is not a small business concern.

                  (2) (Complete only if offeror represented itself as a small business concern in block (b)(1) of this section.) The offeror represents as part of its offeror that it ( ) is ( X ) is not a small disadvantaged business concern.

                  (3) (Complete only if offeror represented itself as a small business concern in block (b)(1) of this section.) The offeror represents as part of its offer that it ( ) is, ( X ) is not a women-owned small business concern.

         (c) Definitions.

         "Small business concern," as used in this provision, means a concern including its affiliates, that is independently owned and operated, not dominat in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and size standard in paragraph (a) of this provision.

         "Small disadvantage business concern," as used in this provision, means a small business concern that

                  (1) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals, and
                  (2) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economical advantaged Indian tribe or Native Hawaiian organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more of these entities, which as its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR Part 124.

         "Women owned small business concern," as used in this provision means a small business concern --
                  (1) Which is at least 51 percent owned by one or more women or, in the case of any publicly owned by one or more women; and
                  (2)  Whose  management  and  daily  busines   soperations  are
controlled by one or more women.

         (d) Notice.

                  (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

                  (2) Under 15 U.S.c. 645(d), any person who misrepresents a firm's status as a small or small disadvantaged business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9, or 15 of the Small business Act or any other provisiono f Federal law that specifically references section 8(d) for a definition of program eligibility, shall --

                           (i) Be punished by imposition of a fine, imprisonment, or both;
                           (ii) Be subject to administrative remedies, including suspension and debarment; and
                           (iii) Be ineligible for participation in programs conducted under the authority of the Act.


K.8. FAR 52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APR 1984)

         The offeror represents that -

         (a) It ( X ) has, ( ) has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

         (b) It ( X ) has, ( ) has not, filed all required  compliance  reports;
and

         (c)  Representations   indicating  submission  of  required  compliance
reports, signed by proposed subcontractors, will be obtained before subcontract awards.

K.9 FAR 52.22-25 AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

         The offeror represents that (a) it ( X ) has developed and has on file, ( ) has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it ( ) has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.


K.10. FAR 52.223-1 CLEAN AIR AND WATER CERTIFICATION (APR 1984)

         The Offeror certifies that -

         (a) Any facility to be used in the performance of this proposed contract is ( ), is not ( X ) listed on the Environmental Protection Agency
(EPA) List of Violating Facilities;

         (b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

         (c) The Offeror will include a certification  substantially the same as
this   certification,   including  this   paragraph  (c),  in  every   nonexempt
subcontract.


K.11 DFARS 252.219-7000 SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DOD
                        CONTRACTS) (APR 1994)

         (a) Definition.

         "Small disadvantaged business concern," as used in this provision, means a small business concern, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the Small business Administration at 13 CFR Part 124, the majority of earnings of which directly accrue to such individuals. This term also means a small business concern owned and controlled by an economically disadvantaged Indian tribe or native Hawaiian organization which meets the requirements of 13 CFR 124.112 or 13 CFR 124.113, respectively. In general, 13 CFR 124 describes a small disadvantaged business concern as a small business concern -

                  (1) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or

                  (2) In the case of any publicly owned business, at least 51 percent of the voting stock is unconditionally owned by one or more socially and economically disadvantaged individuals; and

K.11 DFARS 252.219-7000 SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DOD
                        CONTRACTS) (APR 1994) (continued)


                  (3)  Whose  management  and  daily  business   operations  are
controlled by one or more such individuals.

         (b) Representations.

Check the category in which your ownership falls --

         ( ) Subcontinent sian (Asian-Indian) American (U.S. citizen with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal).

         ( ) Asian-Pacific American (U.S. citizen with origins from Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, U.s. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia)

         ( ) Black American (U.S. citizen)

         ( ) Hispanic American (U.S. citizen with origins from South America, Central America, Mexico, Cuba, the Dominican Republic, Puerto Rico, Spain, or Portugal)

         ( ) Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians, including Indian tribes or Native Hawaiian organizations)

         ( ) Individual/concern, other than one of the preceding, currently certified for participation in the Minority Small Business and Capital Ownership Development Program under Section 8(a) of the Small Business ct.

         ( ) Other

         (c) Certifications.

Complete the following --

         (1) The Offeror is ( ) is not ( X ) a small disadvantaged business concern.

         (2) The Small Business Administration (SBA) has ( ) has not ( ) made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made a determination, the date of the determination was and the offeror --

         ( ) Was found by SBA to be socially and economically disadvantaged and no circumstances have changed to vary that determination.

K.11 DFARS 252.219-7000 SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DOD
                        CONTRACTS) (APR 1994) (continued)

         ( ) Was found by SBA not to be socially and economically disadvantaged but circumstances which caused the determination have changed.

         (d) Penalties and Remedies. Anyone who misrepresents the status of a concern as a small disadvantaged business for the purpose of securing a contract or subcontract shall --

                  (1) Be punished by imposition of a fine, imprisonment, or both;

                  (2)  Be  subject   to   administrative   remedies,   including
suspension and disbarment; and

                  (3) Be ineligible for participation in programs conducted under authority of the Small Business Act.


K.12. 52.204-5 WOMEN OWNED BUSINESS (OCT 1995)

         (a) Representation. The offeror represents that it ( ) is ( X ) is not a women-owned business concern.

         (b) Definition. "Women-owned business concern" as used in this provision, means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS


L.1. 52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (JUN 1988)

         This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FEDERAL ACQUISITION REGULATION PROVISIONS
-----------------------------------------

52.209-7         ORGANIZATIONAL CONFLICTS OF INTEREST               OCT 1995
                 CERTIFICATE - MARKETING CONSULTANTS
52.215-5         SOLICITATION DEFINITIONS                           JUL 1987
52.215-7         UNNECESSARILY ELABORATE PROPOSALS                  APR 1984
                 OR QUOTATIONS
52.215-8         AMENDMENTS TO SOLICITATIONS                        DEC 1989
52.215-9         SUBMISSION OF OFFERS                               JUL 1995
52.215-10        LATE SUBMISSIONS, MODIFICATIONS, AND               JUL 1995
                 WITHDRAWALS OF PROPOSALS
52.215-12        RESTRICTION ON DISCLOSURE AND USE OF DATA          APR 1984
52.215-13        PREPARATION OF OFFERS                              APR 1984
52.215-14        EXPLANATION TO PROSPECTIVE OFFERORS                APR 1984
52.215-15        FAILURE TO SUBMIT OFFER                            JUL 1995
52.215-16        CONTRACT AWARD (ALTERNATE II - OCT 95)             OCT 1995
52.216-1         TYPE OF CONTRACT                                   APR 1984
                 - indefinite Delivery/Indefinite Quantity
                   Firm Fixed Unit Price -
52.22-24         PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE      APR 1984
                 REVIEW

DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT PROVISIONS
--------------------------------------------------------------------------

252.204-7001     COMMERCIAL AND GOVERNMENT ENTITY (CAGE)            DEC 1991
                 CODE REPORTING
252.209-7001     DISCLOSURE OF OWNERSHIP OR CONTROL BY THE          SEP 1994
                 GOVERNMENT OF A TERRORIST COUNTRY
252.227-7028     TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY     JUN 1995
                 DELIVERED TO THE GOVERNMENT

L.2. FAR 52.233-2 SERVICE OF PROTEST (OCT 1995)

         (a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO) or the General Services Administration Board of Contract Appeals (GSBCA), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from PRISCILLA TARR, CONTRACTING OFFICER, SUPERVISOR OF SHIPBUILDING, C&R, USN, P.O. BOX 215, PORTSMOUTH, VA. 23705-0215 CODE 410.2

         (b) The copy of any protest shall be received in the office designated above on the same day a protest is filed with the GSBCA or within one day of filing a protest with the GAO.


L.3. GENERAL AND ADMINISTRATIVE (G&A / MATERIAL HANDLING)

         If it is the company's practice to apply G&A rate(s) or material handling charges to the below listed items, offeror(s) shall indicate the applicable rate as follows:

                           Material (Handling Charge)

         LOT I                        10%
         LOT II                       10%
         LOT III                      10%
         LOT IV                       10%
         LOT V                        10%

         The rate(s) inserted herein should be the actual, current rates experienced by the offeror. If the offeror proposes rates other than actual and current, offeror should specify that these rates are ceiling rates that will not be exceeded for reimbursement.


L.4.     INSPECTION OF VESSEL(S)

         (a) The vessel(s) will be available for inspection as follows:

                  On JUNE 2 AND 3, 1997

         (b) Arrangements for inspection may be made by communicating with:

                  Mr. JOHN TENNEY   (757) 396-3850


L.5.     SUBMISSION OF PROPOSALS

I.       GENERAL
         -------

         Offerors are required to submit their proposals in three separate parts as follows:

         PART I - Technical Proposal - Original and 4 copies to include all data and information required for evaluation, and exclude any reference to the pricing aspects of the offer. Each page of each copy should be affixed with the following legend:

                  Source Selection Information
                  See FAR 3.104

         PART II - Past Performance - Original and 4 cpies to include all data and information required for evaluation, excluding any reference to the pricing aspects of the offer. Each page of each copy should be affixed with the following legend:

                  Source Selection Information
                  See FAR 3.104

         PART III - Price Proposal - Original and 1 copy to include the completed solicitation documents and a complete and detailed cost breakdown with all supporting information. Each page of each copy should be affixed with the following legend:

                  Source Selection Information
                  See FAR 3.104

IMPORTANT NOTES:

         (1) Offerors shall respond to all requirements of the solicitation document. Offerors are cautioned not to alter or disassemble the solicitation.

         (2) In the event any portion of the technical proposal is written by anyone who is not a bona fide employee of the firm submitting the proposal, a certificate to this effect shall be furnished. The certificate shall be signed by a responsible officer of the offeror and shall also identify the person's name, employment capacity, the name of the person's firm, the relationship of that firm to the offeror, and the portion of the technical proposal the person wrote.

         (3) Offerors may identify Federal, State, Local Governments and private contracts that are similar to work in the solicitation.

II.      REQUIREMENTS FOR PROPOSAL CONTENT
         ---------------------------------

         (1) Introduction and Purpose - This section specifies the format that offerors shall use in this Request for Proposal (RFP). The intent is not to restrict the offerors in the manner in which they will perform their work but rather to ensure a certain degree of uniformity in the format of the responses for evaluation purposes.

         (2) As explained in paragraph III below, Part I (Technical Proposal) consists of the following sections: Chemical Solution and Technical

Approach; Part II (Past Performance) consists of the following various sections:
Schedule Performance, Technical Performance, and Management Performance. Part III (Price Proposal) is comprised of the price proposal and supporting documentation. The Technical Proposal and Past Performance are considered of equal importance with the Price Proposal being of less importance.

III.     PROPOSAL CONTENT
         ----------------

"C" The technical evaluation factors are listed below with Chemical Solution being equally important to Technical Approach. Pages 81 and 82 will be used to collect and evaluate technical proposal information.


CHEMICAL SOLUTION

The offeror shall provide the following information concerning the "Chemical Solution" which will be utilized in cleaning the CHT system:

         a. Commercial name of chemical solution:

         b. Chemical identification of ingredients:

         c. Hazardous ingredients:

         d. Toxicity Index:

         e. Corrosive Effect on base metal:

"C"      f. Length of time to dissolve scale and blockage:

The Chemical Solution identified above:

         a. Shall be non-corrosive nor will it cause damage to CHT system piping.

         b. Shall be non-toxic and pose no hazard to ship's personnel.

         c. Shall not affect CHT system components (including gaskets and seals.

         d. Shall not be a fire/explosion hazard.

         e. Shall not generate hazardous waste.

         f. Shall be disposable, after treatment, meeting all federal, state, and local regulations.

"C" The offeror shall provide as a part of the technical proposal an original and one copy of an independent laboratory report on the proposed chemical cleaning solution's effect on base metals specified for piping, fittings, and valves in category R-4 of MIL-STD-777.

TECHNICAL APPROACH

The offeror shall provide their approach to the following:

         a. Plan to complete chemical cleaning of one or more CHT system zones aboard ship in a timely manner with minimum disruption to the crew and operating schedule of the ship.
         b. Plan to respond to more than one requirement (simultaneous task orders for more than one ship).
         c.       Plan to respond to urgent requirements.
         d. Plan to respond to disruption in schedule caused by changes in ship operating schedules, ship's force drills, plus the various changing conditions found on military vessels.

PART II PAST PERFORMANCE

Past performance factors are weighted according to their importance to the Government. The Government may use past performance from other sources than those identified by the offeror.
Page 82 of 84 will be used to collect past performance information. Provide the following information regarding past three performances within the last three years on similar contracts: (Attachment X, Client Letter Sample)

         1.       Contract Number
         2. Names and phone numbers of two points of contact for each contract.
         3.       Dollar value of each contract.
         4.       Description of work performed.
         5. Subcontractor plan, names of subcontractors used, and a description of the work they performed.

PART III PRICE PROPOSAL

The price proposal shall include all contract line items as delineated within Section B of the solicitation. The pricing information shall be complete in accordance with the following:

         (a) Separate pricing information shall be submitted for each year of the services specified in Section B of the solicitation.

         (b) Offerors shall respond to all requirements of the solicitation document. Offerors are cautioned not to alter or disassemble the solicitation.

                  EVALUATION CRITERIA AND THE BASIS FOR AWARD
                  -------------------------------------------

         (1) The Government intends to make award to the eligible, responsible offeror whose offer, conforming to the solicitation, is determined most advantageous to the Government, price and other factors considered. The offeror's proposal shall be in the form prescribed by, and shall contain a response to each of the areas identified in the Section L solicitation provision entitled "Submission of Proposals." The evaluation of proposals will consider the offeror's technical proposal and past performance equally with the price proposal being of less importance.

         (2)      The Technical Proposal evaluation factors are listed below:

                  A. CHEMICAL SOLUTION

                           1. Lab Report provided and adequate in all respects.
                           2. Non-corrosive nor will it cause damage to CHT system piping.
                           3.  Non-detrimental to system components.
                           4.  Non-toxic to ship's personnel.
                           5.  Not a fire or explosion hazard.
                           6.  Length of time to dissolve corrosion.
                           7.  Does not generate a hazardous waste.
                           8. Disposable, after treatment, meeting all federal, state, and local regulations.

                  B. TECHNICAL APPROACH

                           1. Ability to complete all CHT zones in a timely manner.
                           2.  Ability to respond to several ships at one time.
                           3.  Ability to respond to emergent requirements.
                           4.  Ability to cope with ship's schedule changes.
                           5.  Experience in CHT system cleaning.
                           6.  Experience in other systems cleaning.

         (3) The past performance evaluation factors are listed below:

                  A. SCHEDULE PERFORMANCE

                           1. Met pre-planned milestone and completed work on schedule.
                           2. Revised schedules with little delay or disruption when customers operation schedules changed and solved performance problems without extensive guidance from the Government/Contractor.

                  B. TECHNICAL PERFORMANCE

                           1.  Effectively accomplished specified work.
                           2.  Performed to satisfaction of customer.
                           3. Maintained care and preservation of installed and removed equipment.
                           4. Maintained cleanliness of components, passageways, and docks.
                           5.  Utilized good safety and environmental practices.

                  C.       MANAGEMENT PERFORMANCE

                           1. Employed and utilized qualified and experienced personnel in all labor categories.
                           2. Submitted required reports in a timely manner, including video/baroscope inspections.
                           3. Negotiated and definitized change orders in a timely manner.
                           4.  Selected and managed qualified subcontractors.

                           5. Committed adequate resources in a timely manner and responded to "Emergent Work" requests.
                           6. Extent to which offeror identifies and commits to small business, small disadvantaged business, historically black colleges and universities or minority institutions.

         (4) The Government reserves the right to obtain information for use in the evaluation of past performance from any and all sources including sources outside of the Government. Offerors lacking relevant past performance history will receive a neutral rating for past performance. However, the proposal of an offeror with no relevant past performance history, while rated neutral in past performance, may not represent the most advantageous proposal to the Government and thus, may be an unsuccessful proposal when compared to the proposals of other offerors.

         (5) The offeror must provide the information requested above for past performance evaluation or affirmatively state that the offeror possesses no relevant past performance. The Government will consider the quality of offeror's past performance; this consideration is separate and distinct from the Contracting Officer's responsibility determination.

         (6) The assessment of the offeror's past performance will be used as a means of evaluating the relative capability of the offeror and other competitors to successfully meet the requirements of the RFP. In determining the rating for the past performance evaluation factor, the Government will give greater consideration to the contracts which the Government feels are most relevant to the RFP.

         (7) If the offeror's proposal is determined unacceptable in any of the past performance evaluation factors and/or sub-factors, the proposal may not be considered within a competitive range.

         (8) The Government reserves the right to amend the contract to other than the lowest priced offeror.

                          TECHNICAL PROPOSAL EVALUATION
                          -----------------------------

                                                               Date:____________

Solicitation Number:___________________________
Contractor Evaluated:__________________________
Performance Evaluator:_________________________

                                RATING GUIDELINE
                                ----------------

(0)      UNSATISFACTORY ................... Totally unacceptable
(1)      POOR ............................. Less than minimum requirements
(2)      FAIR ............................. Met minimum requirements.
(3)      GOOD ............................. Exceeded minimum requirements.
(4)      EXCELLENT ........................ Considerably surpassed minimum requirements.
(5)      PLUS ............................. Demonstrated  exceptional  technical level that justifies  adding a point
                                            to the score.  Summarize  contractor
                                            performance and circle in the column
                                            on  the  right  the   number   which
                                            corresponds   to   the   performance
                                            rating for each rating category.

A.  CHEMICAL CLEANING SOLUTION                                      Score
    1. Lab Report provided and adequate in all respects.       0  1  2  3  4  5
    2. Non-corrosive and will not damage CHT system piping.    0  1  2  3  4  5
    3. Non-disruptive to system components.                    0  1  2  3  4  5
    4. Non-toxic to ship's personnel.                          0  1  2  3  4  5
    5. Not a fire or explosion hazard.                         0  1  2  3  4  5
    6. Length of time to dissolve corrosion.                   0  1  2  3  4  5
    7. Does not generate hazardous waste.                      0  1  2  3  4  5
    8. Disposable after treatment, meeting all federal,
       state, and local regulations                            0  1  2  3  4  5

B.  TECHNICAL APPROACH
    1. Ability to complete all zones in timely manner.         0  1  2  3  4  5
    2. Ability to respond to several ships at one time.        0  1  2  3  4  5
    3. Ability to respond to emergent requirements.            0  1  2  3  4  5
    4. Ability to cope with ship's schedule changes.           0  1  2  3  4  5
    5. Experience in CHT System cleaning.                      0  1  2  3  4  5
    6. Experience in other systems cleaning.                   0  1  2  3  4  5

                                                                   Page 82 of 84
                             PERFORMANCE EVALUATION
                             ----------------------
                                                        Date:___________________

Solicitation Number:_______________________________
Contractor Contacted:______________________________
Reference Questioned:______________________________
         Type of Reference: Technical - Contracting Officer - End User - Performance Evaluator______________________________

                                RATING GUIDELINE
                                ----------------

(0)      UNSATISFACTORY ................... Totally unacceptable
(1)      POOR ............................. Less than minimum requirements
(2)      FAIR ............................. Met minimum requirements.
(3)      GOOD ............................. Exceeded minimum requirements.
(4)      EXCELLENT ........................ Considerably surpassed minimum requirements.
(5)      PLUS ............................. Demonstrated  exceptional  technical level that justifies  adding a point
                                            to the score.  Summarize  contractor
                                            performance and circle in the column
                                            on  the  right  the   number   which
                                            corresponds   to   the   performance
                                            rating for each rating category.

A.       SCHEDULE PERFORMANCE

1.       Met pre-planned milestones and completed work on time.                              0  1  2  3  4  5

2.       Revised schedules with little delay or disruption when customer's operation schedules changed and solved performance problems without extensive guidance
         from the Government.                                                                0  1  2  3  4  5

B.       TECHNICAL PERFORMANCE
1.       Effectively accomplished specified work.                                            0  1  2  3  4  5
2.       Performed to the satisfaction of the customer                                       0  1  2  3  4  5
3.       Maintained care and preservation of installed and removed equipment                 0  1  2  3  4  5
4.       Maintained cleanliness of components, passageways, and docks.                       0  1  2  3  4  5
5.       Utilized good safety and environmental practices.                                   0  1  2  3  4  5

C.       MANAGEMENT PERFORMANCE
1.       Employed and utilized qualified and experienced personnel in labor categories.
                                                                                             0  1  2  3  4  5
2.       Submitted required reports in a timely manner, including video/baroscope
         inspections.                                                                        0  1  2  3  4  5
3.       Negotiated and definitized change orders in a timely manner.                        0  1  2  3  4  5
4.       Selected and managed qualified subcontractors.                                      0  1  2  3  4  5
5.       Committed adequate resources in a timely manner and responded to "Emergent
         Work" requirements.                                                                 0  1  2  3  4  5
6.       Extent to which offeror identifies and commits to small business, small disadvantaged business, historically black colleges and universities, or
         minority institutions. (Large Business Only)                                        0  1  2  3  4  5

Page 83 of 84 SECTION M EVALUATION FACTORS FOR AWARD

M.1. 52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (JUNE 1988)

         This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FEDERAL ACQUISITION REGULATION PROVISIONS

52.217-5          EVALUATION OF OPTIONS                     JUL 1990
52.232-15         PROGRESS PAYMENTS NOT INCLUDED            APR 1984

M.2 AWARD SINGLE AWARD FOR ALL ITEMS

         The Government intends to make a single award to the responsible acceptable offeror whose total offer on all items is determined to be fair and reasonable and meets the requirements of the solicitation.

M.3 EVALUATION OF PROPOSALS WHICH INCLUDE G&A AND MATERIAL HANDLING

         For evaluation purposes, proposals which include G&A and/or material handling as described in provision L.3 will be evaluated by applying such expenses to the proposed cost area and adding these costs to the total price proposed.

M.4 EVALUATION OF PAST PERFORMANCE

         (a) The Government will evaluate the quality of the offeror's past performance. This evaluation is separate and distinct from the Contracting Officer's responsibility determination. The assessment of the offeror's past performance will be used to evaluate the relative capability of the offeror and other competitors to successfully meet the requirements of the RFP. Past performance of significant and/or critical subcontractors will be considered to the extent warranted by the subcontractor's involvement in the proposed effort.

                                                                   Page 84 of 84
M.4 EVALUATION OF PAST PERFORMANCE (continued)

         (b) The Government reserves the right to obtain information for use in the evaluation of past performance from any and all sources including source outside of the Government. Offerors lacking relevant past performance history will receive a neutral rating for past performance. However, the proposal of an offeror with no relevant past performance history, while rated neutral in past performance may not represent the most advantageous proposal to the Government and thus may be an unsuccessful proposal when compared to the proposals of other offerors. The offeror must provide the information requested above for past performance evaluation or affirmatively state that it possesses no relevant directly related or similar past performance experience. The Government reserves the right not to evaluate or consider for award the entire proposal from an offeror which fails to provide the past performance information or which fails to assert that it has no relevant directly related or similar past performance experience.

         (c) Contracting Officers will use the following adjective definitions as guidelines in evaluating past performance:

                                RATING GUIDELINE
                                ----------------

(0)      UNSATISFACTORY ........... Totally unacceptable
(1)      POOR ..................... Less than minimum requirements
(2)      FAIR ..................... Met minimum requirements.
(3)      GOOD ..................... Exceeded minimum requirements.
(4)      EXCELLENT ................ Considerably surpassed minimum requirements.

(5)      PLUS...................... Demonstrated   exceptional  technical  level
                                    that justifies adding a point to the score.